COLONIAL MUTUAL FUNDS
                One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

Dear Shareholder:

The Colonial Mutual Funds, as listed in the Notice of Special Meetings of Shareholders, will hold special meetings on October 30, 1998 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc. (CMA), the Colonial Mutual Funds' investment adviser and/or administrator. An exhibit summarizing the proposals and the voting process (Exhibit A attached hereto) and formal Notice of Special Meetings of Shareholders appear on the next few pages, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meetings in person; however, we urge you in any event to vote your shares at your earliest convenience.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR COLONIAL MUTUAL FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


The Colonial Mutual Funds are using Shareholder Communications Corporation
(SCC), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meetings approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call SCC at 1-800-733-8481, ext. 400. Our hearing impaired shareholders may call Colonial Investors Service Center, Inc., the Colonial Mutual Funds' transfer agent, at 1-800-528-6979 if you have special TTD equipment.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,
/s/ Stephen E. Gibson
----------------------------
Stephen E. Gibson, President
September 9, 1998
D-85/497F-0998

                                    EXHIBIT A

Throughout this exhibit and the proxy statement, the Funds, which are managed and/or administered by CMA, are referred to collectively as the "Colonial Mutual Funds".

The following table lists the proposals, the affected Funds and the page of the proxy statement the proposals are discussed in greater detail:

----------------------------------------------------------------------------

                              Colonial Mutual Fund Whose
                              Shareholders are Entitled to   Table of
Proposals                     Vote                           Contents
----------------------------------------------------------------------------
1.  To elect a Board of       Each Colonial Mutual Fund      Page 6
    Trustees.
----------------------------------------------------------------------------
2. To amend fundamental       Each Colonial Mutual Fund      Page 11
   investment policies        (except for Colonial
   regarding borrowing and    Municipal Money Market Fund,
   lending.                   LFC Utilities Trust and
                              Colonial Money Market
                              Fund)
----------------------------------------------------------------------------
3. To reclassify the          Colonial High Yield            Page 17
   fundamental investment     Securities Fund, Colonial
   policy regarding the       Income Fund, Colonial
   purchase of illiquid       Intermediate U.S. Government
   securities.                Fund, The Colonial Fund,
                              Colonial Federal Securities
                              Fund, Colonial Global Equity
                              Fund, Colonial International
                              Horizons Fund, Colonial
                              Tax-Exempt Fund, Colonial
                              Tax-Exempt Insured Fund,
                              Colonial High Yield Municipal
                              Fund, Newport Japan
                              Opportunities Fund, Newport
                              Tiger Cub Fund, Newport
                              Greater China Fund and
                              Colonial Utilities Fund
----------------------------------------------------------------------------

----------------------------------------------------------------------------

4. To amend the               Colonial California            Page 18
   fundamental investment     Tax-Exempt Fund
   policy regarding
   diversification.
----------------------------------------------------------------------------
5. To approve policies for    Each Colonial Mutual Fund      Page 19
   a master fund/feeder fund  (except for Colonial Global
   structure.                 Utilities Fund, Colonial
                              Municipal Money Market
                              Fund, LFC Utilities Trust
                              and Colonial Money Market
                              Fund)
----------------------------------------------------------------------------

VOTING PROCESS.

You can vote in any one of the following four ways:

     a. By internet, by visiting our Web site at www.libertyfunds.com and clicking on "Proxy Voting;"

     b.   By mail, by filling out and returning the enclosed proxy card;

     c. By fax (not available for all shareholders; refer to enclosed proxy insert); or

     d.   In person at the Meetings.


Shareholders who owned shares on the Record Date, August 21, 1998, are entitled to vote at the Meetings. Shareholders are entitled to cast one vote for each share owned on the Record Date. We encourage you to vote by internet, using the 12-digit or 14-digit "control" number that appears on the enclosed proxy card. Voting by internet will reduce Fund expenses by saving postage costs. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card. Whichever method you choose, please carefully read the proxy statement which outlines in more detail the proposals you are asked to vote on.

                     NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD ON OCTOBER 30, 1998

COLONIAL TRUST I                         COLONIAL TRUST IV
Colonial High Yield Securities Fund      Colonial High Yield Municipal Fund
Colonial Income Fund                     Colonial Intermediate Tax-Exempt Fund
Colonial Strategic Income Fund           Colonial Tax-Exempt Fund
Stein Roe Advisor Tax-Managed            Colonial Tax-Exempt Insured Fund
Growth Fund                              Colonial Municipal Money Market Fund
                                         Colonial Utilities Fund

COLONIAL TRUST II                        COLONIAL TRUST V
Colonial Money Market Fund               Colonial California Tax-Exempt Fund
Colonial Intermediate                    Colonial Connecticut Tax-Exempt
U.S. Government Fund                     Fund
Colonial Short Duration                  Colonial Florida Tax-Exempt Fund
U.S. Government Fund                     Colonial Massachusetts Tax-Exempt
Newport Japan Opportunities Fund         Fund
Newport Greater China Fund               Colonial Michigan Tax-Exempt Fund
Newport Tiger Cub Fund                   Colonial Minnesota Tax-Exempt Fund
                                         Colonial New York Tax-Exempt Fund
                                         Colonial North Carolina Tax-Exempt Fund
                                         Colonial Ohio Tax-Exempt Fund

COLONIAL TRUST III                       COLONIAL TRUST VI
The Colonial Fund                        Colonial Aggressive Growth Fund
Colonial Federal Securities Fund         Colonial Equity Income Fund
Colonial Global Equity Fund              Colonial International Equity Fund
Colonial International Horizons Fund     Colonial Small Cap Value Fund
Colonial Select Value Fund               Colonial U.S. Growth & Income Fund
Colonial Strategic Balanced Fund
Colonial Global Utilities Fund           LFC UTILITIES TRUST (master fund of
                                         Colonial Global Utilities Fund)


NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (Meetings) of the Colonial Mutual Funds listed above will be held at the offices of Liberty Funds Distributor, Inc., the Colonial Mutual Funds' distributor and Colonial Management Associates, Inc., the Colonial Mutual Funds' investment adviser and/or administrator, One Financial Center, Boston, Massachusetts 02111 on Friday, October 30, 1998 at 10:00 a.m. Eastern Time. The purpose of the Meetings is to consider and act upon the following proposals and to transact such other business as may properly come before the Meetings or any adjournments thereof.

PROPOSALS:

1. Shareholders of each Trust vote: To elect a Board of Trustees for that Trust;

2. Shareholders of the Colonial Mutual Funds (except for Colonial Municipal Money Market Fund, Colonial Money Market Fund and LFC Utilities Trust) vote: To amend fundamental investment policies regarding borrowing and lending;

3. Shareholders of Colonial High Yield Securities Fund, Colonial Income Fund, Colonial Intermediate U.S. Government Fund, The Colonial Fund, Colonial Federal Securities Fund, Colonial Global Equity Fund, Colonial International Horizons Fund, Colonial Tax-Exempt Fund, Colonial Tax-Exempt Insured Fund, Colonial High Yield Municipal Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund, Newport Greater China Fund and Colonial Utilities Fund vote: To reclassify the fundamental investment policy regarding the purchase of illiquid securities;

4. Shareholders of Colonial California Tax-Exempt Fund vote: To amend the fundamental investment policy regarding diversification;

5. Shareholders of the Colonial Mutual Funds (except for Colonial Global Utilities Fund, Colonial Municipal Money Market Fund, Colonial Money Market Fund and LFC Utilities Trust) vote: To approve policies for a master fund/feeder fund structure; and

6. Transact such other business as may properly come before the Meetings or any adjournment thereof.

By order of the Board of Trustees,

Nancy L. Conlin, Secretary

September 9, 1998

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR COLONIAL MUTUAL FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                        SPECIAL MEETINGS OF SHAREHOLDERS
                              COLONIAL MUTUAL FUNDS
                                 PROXY STATEMENT

                               General Information

                                September 9, 1998

This proxy statement, which is divided into the following four parts, is a combined proxy statement for all of the Colonial Mutual Funds listed in the Notice of Special Meetings of Shareholders:

Part 1.       Overview.                                          Page 4
Part 2.       Proposals.                                         Page 6
Part 3.       Information Regarding Voting and Shareholder
              Meetings.                                          Page 21
Part 4.       Fund Information.                                  Page 24

If at any time you have any questions regarding the information contained in the proxy statement, please call SCC at 1-800-733-8481, ext. 400. This proxy statement was first mailed to shareholders on September 9, 1998.

PART 1. OVERVIEW.

The Board of Trustees of the Colonial Mutual Funds has called Special Meetings of Shareholders (Meetings) for 10:00 a.m. Eastern Time, Friday, October 30, 1998, for the purposes described in the accompanying Notice of Special Meetings of Shareholders and as summarized below. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the Meetings and to request your proxy to vote in favor of the proposals.

Set forth below is a summary of each proposal that the Board of Trustees recommends that you consider:

PROPOSAL 1. ELECTION OF A BOARD OF TRUSTEES.

We ask that you consider the election of thirteen nominees as members of the Board of Trustees. Each nominee, if elected, will serve as a trustee of the Colonial Mutual Funds until the next meetings of shareholders or until a successor is elected, or until death, resignation, removal or retirement.

PROPOSAL 2.   AMEND FUNDAMENTAL INVESTMENT POLICIES
              REGARDING BORROWING AND LENDING.

We ask that you approve amending the fundamental investment policies regarding borrowing and lending so that we can establish an interfund lending program for all of the Colonial Mutual Funds. This program would permit your Colonial Mutual Fund to borrow money from another Colonial Mutual Fund as needed to satisfy redemption requests. In addition, the program would allow your Colonial Mutual Fund to lend money to another Colonial Mutual Fund to meet its temporary borrowing needs.

Normally, the Colonial Mutual Funds have sufficient cash to satisfy daily redemption requests. However, there are times when a Fund could be short on cash which would delay payment of redemption proceeds for up to seven days. Generally, the interfund lending program would allow the Colonial Mutual Funds to meet redemption requests on the next business day after the request was received. The Board of Trustees believes that the program will benefit the Colonial Mutual Funds by facilitating a Fund's flexibility to use the most cost-effective alternative to satisfy these short-term borrowing requirements.

PROPOSAL 3.   RECLASSIFY A FUNDAMENTAL INVESTMENT POLICY REGARDING THE
              PURCHASE OF ILLIQUID SECURITIES.

Each Colonial Mutual Fund has adopted as a fundamental investment policy a limit (either 10% or 15%) on the amount of illiquid securities that may be held by the Colonial Mutual Fund. The policy was made a fundamental policy because of regulatory and business conditions at the time. With the passage of time and the change in regulatory standards, this policy is no longer required to be stated as a fundamental policy. Therefore, in order to simplify and modernize the Colonial Mutual Funds' fundamental investment policies, the Colonial Mutual Funds' Board of Trustees recommends reclassifying this policy as "non-fundamental".

PROPOSAL 4.   AMEND THE FUNDAMENTAL INVESTMENT
              POLICY REGARDING DIVERSIFICATION.

We ask that you approve amending the fundamental investment policy concerning diversification to change the Colonial California Tax-Exempt Fund (California
Fund) from a diversified fund to a non-diversified fund. The California Fund was organized as a diversified investment company for marketing reasons and for the more favorable tax treatment under California law for diversified funds. Because the marketing reasons and the tax reasons for diversified funds no longer exist, we are asking that the shareholders of the California Fund approve an amendment of the fundamental investment policy regarding diversification so that that the Fund can change from a diversified fund to a non-diversified fund. This change would increase management flexibility by allowing the Fund to take larger positions in issuers.

PROPOSAL 5.   APPROVE POLICIES FOR A MASTER
              FUND/FEEDER FUND STRUCTURE.

We ask that you approve policies so that your Colonial Mutual Fund has the ability to convert to a master fund/feeder fund structure. The Board of Trustees has no present plans to convert any of the Colonial Mutual Funds to a master fund/feeder fund structure; however, in the future, it may be advantageous to convert the Colonial Mutual Funds to obtain greater efficiencies. Currently, the Colonial Mutual Funds' fundamental policies do not allow for such a structure. Obtaining your approval now would eliminate expenses and delays associated with subsequent shareholder meetings. Your Colonial Mutual Fund would only be able to convert to a master fund/feeder fund if the Board of Trustees believes it is in the best interest of both you and your Colonial Mutual Fund.

PART 2.       PROPOSALS.

PROPOSAL 1.   TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect four new members as well as the currently serving members of the Board of Trustees of the Colonial Mutual Funds. All of the nominees listed below, except for the proposed four new members (Ms. Verville, Messrs. Carberry, Macera and Dr. Stitzel), are currently members of the Board of Trustees of the Colonial Mutual Funds, five Colonial closed-end funds and Newport Tiger Fund, and have served in that capacity continuously since originally elected or appointed. Ms. Verville, Messrs. Carberry, Macera and Dr. Stitzel were recommended for election as Trustees of the Colonial Mutual Funds by the Board of Trustees at a meeting held on June 18, 1998. Each of the nominees elected will serve as a Trustee of each of the Colonial Mutual Funds until the next meetings of shareholders of the Colonial Mutual Funds called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal. The persons named in the enclosed proxy card intend to vote at the Meetings in favor of the election of the nominees named below as Trustees of each Colonial Mutual Fund (if so instructed).

The following table sets forth certain information about each nominee:

                                                                      Year of
                                                                    Election or
                                                                    Recommended
                                                                   for Election
Nominee Name & Age      Principal Occupation (1) and Directorships  as Trustee
------------------      ------------------------------------------------------
Robert J. Birnbaum      Retired (formerly Special Counsel,             1995
(70)                    Dechert Price & Rhoads (law) from
                        September, 1988 to December, 1993).
                        Director or Trustee:  Liberty All-Star
                        Equity Fund, Liberty All-Star Growth
                        Fund, Inc., The Emerging Germany Fund.

Tom Bleasdale           Retired (formerly Chairman of the Board        1987
(68)                    and Chief Executive Officer, Shore Bank &
                        Trust Company (banking) from 1992 to
                        1993). Director:  Empire Company Limited.

John Carberry(2)        Senior Vice President of Liberty               1998
(51)                    Financial Companies, Inc. (formerly
                        Managing Director, Salomon Brothers
                        (investment banking) from January, 1988
                        to January, 1998).

Lora S. Collins         Attorney (formerly Attorney, Kramer,           1991
(62)                    Levin, Naftalis & Frankel (law) from
                        September, 1986 to November, 1996).

James E. Grinnell       Private Investor since November, 1988.         1995
(68)                    Director or Trustee:  Liberty All-Star
                        Equity Fund, Liberty All-Star Growth
                        Fund, Inc.

Richard W. Lowry        Private Investor since August, 1987.           1995
(62)                    Director or Trustee:   Liberty All-Star
                        Equity Fund, Liberty All-Star Growth
                        Fund, Inc.

Salvatore Macera        Private Investor (formerly Executive Vice      1998
(67)                    President of Itek Corp. and President of
                        Itek Optical & Electronic Industries,
                        Inc. (electronics)).  Trustee:  Liberty
                        Variable Investment Trust, Stein Roe
                        Variable Investment Trust.

                                       7


                                                                      Year of
                                                                    Election or
                                                                    Recommended
                                                                   for Election
Nominee Name & Age      Principal Occupation (1) and Directorships  as Trustee
------------------      -------------------------------------------------------
William E. Mayer(3)    Partner, Development Capital, LLC              1994
(57)                   (investments) (formerly Dean of the
                       College of Business and Management,
                       University of Maryland (higher
                       education) from October, 1992 to
                       November, 1996; Dean of the Simon
                       Graduate School of Business, University
                       of Rochester (higher education) from
                       October, 1991 to July, 1992). Director
                       or Trustee: Hambrecht & Quist
                       Incorporated, Chart House Enterprises,
                       Johns Manville, Liberty All-Star Equity
                       Fund.

James L. Moody, Jr.     Retired (formerly Chairman of the Board        1986
(66)                    from May, 1994 to May, 1997, Chief
                        Executive Officer and Director from May,
                        1973 to May, 1992, Hannaford Bros. Co.
                        (food distributor)).  Director or
                        Trustee:   Penobscot Shoe Co., Staples,
                        Inc., UNUM Corporation, IDEXX
                        Laboratories, Inc., Empire Company
                        Limited.

John J. Neuhauser       Dean of the School of Management, Boston       1985
(55)                    College (higher education) since 1977.
                        Director or Trustee:  Hyde Athletic
                        Industries, Inc., Liberty All-Star Equity
                        Fund, Liberty All-Star Growth Fund, Inc.

Thomas E. Stitzel       Professor of Finance, College of               1998
(58)                    Business, Boise State University (higher
                        education); Business consultant and
                        author.  Trustee:  Liberty Variable
                        Investment Trust, Stein Roe Variable
                        Investment Trust.

Robert L. Sullivan      Retired Partner, KPMG Peat Marwick LLP         1989
(70)                    (management consulting) (formerly
                        self-employed management consultant).

Anne-Lee Verville       Consultant (formerly General Manager,          1998
(51)                    Global Education Industry from 1994 to
                        1997, and President, Applications
                        Solutions Division from 1991 to 1994,
                        IBM Corporation (global education and
                        global applications).


---------------------------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act), because of his affiliation with Liberty Financial Companies, Inc. (Liberty Financial), an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

(3) Mr. Mayer is an "interested person," as defined in the 1940 Act because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).

                   Trustees' Compensation; Meetings and Committees

A. Trustees' Compensation. The Board of Trustees serve as Trustees of the Colonial Mutual Funds, including Newport Tiger Fund and five Colonial closed-end funds, for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs and the lead Trustee receive an annual retainer of $5,000 and the Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Colonial Mutual Funds based on each Colonial Mutual Fund's relative net assets, and one-third of the fees are divided equally among the Colonial Mutual Funds.

Further information concerning the Trustees' compensation is disclosed under
Part 4. Fund Information on page 24.

B. Meetings and Committees. The current Board of Trustees of the Colonial Mutual Funds, consists of one interested and eight non-interested Trustees.

The Audit Committee of the Colonial Mutual Funds, consisting of Messrs. Bleasdale, Grinnell, Lowry, Moody and Sullivan, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

The Compensation Committee of the Colonial Mutual Funds, consisting of Ms. Collins and Messrs. Birnbaum, Grinnell and Neuhauser, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.

The Governance Committee of the Colonial Mutual Funds, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan (Mr. Mayer being the only interested member), recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the applicable Colonial Mutual Fund.

The Board of Trustees and the Committees held the following number of meetings during the following fiscal years ended: October 31, 1997 of Colonial Trust III and Stein Roe Advisor Tax-Managed Growth Fund (10/31/97 Funds); November 30, 1997 of Colonial Trust IV (11/30/97 Funds); December 31, 1997 of Colonial Trust I (excluding Stein Roe Advisor Tax-Managed Growth Fund) (12/31/97 Funds); January 31, 1998 of Colonial Trust V (1/31/98 Funds); June 30, 1998 of Colonial Trust VI, Colonial Money Market Fund and Colonial Municipal Money Market Fund (6/30/98 Funds); and August 31, 1998 of Colonial Trust II and Colonial Federal Securities Fund (8/31/98 Funds); as follows:

-----------------------------------------------------------------------

                       10/31/97 Funds   11/30/97 Funds  12/31/97 Funds
-----------------------------------------------------------------------
Board of Trustees             6               6               6
-----------------------------------------------------------------------
Audit Committee               3               2               2
-----------------------------------------------------------------------
Compensation
Committee                     3               2               2
-----------------------------------------------------------------------
Governance Committee          4               3               5
-----------------------------------------------------------------------

                        1/31/98 Funds   6/30/98 Funds   8/31/98 Funds
-----------------------------------------------------------------------
Board of Trustees             6               6               6
-----------------------------------------------------------------------
Audit Committee               3               3               3
-----------------------------------------------------------------------
Compensation
Committee                     2               2               1
-----------------------------------------------------------------------
Governance Committee          4               4               5
-----------------------------------------------------------------------

During the most recently completed fiscal years, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

If any nominee listed above becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH COLONIAL MUTUAL FUND VOTE FOR PROPOSAL 1.

                            REQUIRED VOTE FOR PROPOSAL 1

For each Colonial Mutual Fund, a plurality of the votes cast at the Meetings, if a quorum is represented, is required for the election of each Trustee.

PROPOSAL 2.   TO AMEND FUNDAMENTAL INVESTMENT POLICIES REGARDING BORROWING
              AND LENDING (Each Colonial Mutual Fund except for Colonial
              Money Market Fund, Colonial Municipal Money Market Fund and LFC
              Utilities Trust - herein referred to for purposes of this Proposal 2 as "Colonial Funds")


A. Purpose of This Proposal. The Board of Trustees has approved an interfund lending program for the Colonial Funds and any affiliated funds and related changes to the Colonial Funds' investment policies on borrowing and lending. The program will allow one Colonial Fund to lend money to another Colonial Fund if it makes good financial sense for both Colonial Funds to do so. The Colonial Funds do not currently intend to use this program to leverage their investments. The Colonial Funds intend to submit an application to the Securities and Exchange Commission (SEC) to participate in such a program.


B. Reasons for Colonial Funds to Participate in an Interfund Lending Program. When available cash is not sufficient to meet shareholder redemptions, it may be advantageous for a Colonial Fund to borrow money for a short time instead of raising cash by selling portfolio securities, which would be disruptive to the Fund's investment strategy. The Board of Trustees believes that the program will benefit the Colonial Funds by facilitating a Colonial Fund's flexibility to use the most cost-effective alternative to satisfy these short-term borrowing requirements. The Board of Trustees also believes that a Colonial Fund needing cash may be able to obtain lower interest rates on short-term borrowing through an interfund lending program and that the Colonial Fund lending the cash may be able to obtain a higher rate of return with interest rates on alternative short-term investments. Interfund lending would be permitted only if the terms are at least as favorable as the terms each Colonial Fund could otherwise negotiate with a third party and if the transaction is conducted in accordance with certain safeguards set forth on pages 12 and 13. (These safeguards are generally imposed by the SEC as conditions to the SEC's authorization to enter into such a program.)

C. Current Policy on Borrowing. Normally, the Colonial Funds have sufficient cash to satisfy daily redemption requests. However, there are times when a Colonial Fund could be short on cash while awaiting settlement of its securities trades (typically a three business day process). Pursuant to current law, the Colonial Fund could defer payment of sale proceeds for up to seven days. However, generally, the interfund lending program would allow the Colonial Funds to borrow money to meet redemption requests on the next business day after the request was received. The Colonial Funds currently maintain a $200 million committed credit facility with Bank of America National Trust and Savings Association for short-term borrowing needs. It is expected that the interfund lending program will supplement, rather than replace, the credit facility as a means of satisfying these borrowing needs.

D. Current Policy on Lending. The Colonial Funds maintain cash reserves to satisfy daily redemption requests. The Colonial Funds may put their cash reserves to work by entering into repurchase agreements whereby a Colonial Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. Basically, the repurchase agreement arrangements are loans from the Colonial Funds to the bank or dealer. The difference between the purchase and resale prices represents the Colonial Funds' interest on the loan.

E. The Interfund Lending Program Will Allow the Colonial Funds to Match the Borrowing and Lending Needs of Different Funds. The interfund lending program would allow CMA, the Colonial Funds' investment adviser and/or administrator, on any given day to match up the Colonial Funds wishing to borrow money to satisfy redemption requests and the Colonial Funds wishing to lend money to banks to generate additional income. CMA could arrange loans between the matched Colonial Funds, pursuant to the master loan agreement and the SEC's conditions for this program. By arranging loans between the matched Colonial Funds instead of banks, the Colonial Funds will be able to borrow money more cost effectively and lend money more profitably.

F. Credit Risks. When one Colonial Fund lends money to another Colonial Fund, the lending Colonial Fund is subject to credit risks if the borrowing Colonial Fund fails to repay the loan. The Colonial Funds presently face similar risks when lending money to a bank through repurchase agreements. The Board of Trustees believes that the risk is extremely minimal in both cases. To minimize credit risks, the Colonial Funds will not be permitted to participate in the program unless participating in the program provides a more favorable interest rate than the interest rate a bank can offer. Also, if a Colonial Fund borrows or lends money through the program, the borrowing or lending activity must be consistent with its investment objective and investment policies. Other important safeguards for the Colonial Funds include the following:

     a. Interfund loan rates will be determined by a pre-established formula based on quotations from independent banks.

     b. If a Colonial Fund has outstanding borrowings from all sources greater than 10% of its total assets, then the Colonial Fund must secure each additional outstanding interfund loan by the pledge of segregated collateral.

     c. A Colonial Fund may not make interfund loans in excess of 5% (equity funds), 7.5% (bond funds) or 10% (money market funds) of its net assets.

     d. A Colonial Fund's interfund loan to any one Colonial Fund shall not exceed 5% of the lending Colonial Fund's net assets.

     e.   An interfund loan may not be outstanding for more than seven days.

     f. A Colonial Fund's interfund borrowings may not exceed 125% of the Colonial Fund's total redemptions for the preceding seven days.

     g. CMA must allocate interfund loans on an equitable basis among funds, without the intervention of the portfolio manager of any Colonial Fund.

     h. Reports must be made to the Board of Trustees with respect to any interfund loans, and the Board of Trustees will monitor the program to ensure that each Colonial Fund's participation is appropriate.

G. Changes to Fundamental Policies to Permit Participation in the Interfund Lending Program and to Increase the Permitted Amount of Borrowing. The Colonial Funds' current fundamental investment policies regarding borrowing and lending do not allow for the interfund lending program. The Board of Trustees recommends that the Colonial Funds' shareholders vote to amend the current fundamental investment policies on borrowing and lending to allow for such a program.

1.  Borrowing Policies, as Described Below:

         a. The Colonial Funds' current fundamental investment policies with respect to borrowing are as follows:

         (i) Newport Greater China Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund, Colonial High Yield Municipal Fund and Stein Roe Advisor Tax-Managed Growth Fund may:

           "Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets."

         (ii) Colonial Global Equity Fund, Colonial International Horizons Fund, Colonial Strategic Balanced Fund, Colonial Intermediate Tax-Exempt Fund, Colonial Utilities Fund, Colonial Tax-Exempt Fund, Colonial Tax-Exempt Insured Fund, Colonial Aggressive Growth Fund, Colonial U.S. Growth & Income Fund, Colonial International Equity Fund, Colonial Equity Income Fund, Colonial Small Cap Value Fund, Colonial High Yield Securities Fund, Colonial Income Fund, Colonial Strategic Income Fund, Colonial Short Duration U.S. Government Fund, Colonial Intermediate U.S. Government Fund, Colonial Federal Securities Fund, The Colonial Fund and Colonial Select Value Fund may:

           "Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets."

         (iii) Colonial California Tax-Exempt Fund, Colonial Connecticut Tax-Exempt Fund, Colonial Florida Tax-Exempt Fund, Colonial Massachusetts Tax-Exempt Fund, Colonial Michigan Tax-Exempt Fund, Colonial Minnesota Tax-Exempt Fund, Colonial New York Tax-Exempt Fund, Colonial North Carolina Tax-Exempt Fund and Colonial Ohio Tax-Exempt Fund may:

           "Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets (entering into repurchase agreements and other similar instruments is not considered the issuance of a senior security); however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets."

              (iv)  Colonial Global Utilities Fund may:

           "Issue senior securities (as defined in the Act and the rules thereunder) or borrow money, except that as temporary measure for extraordinary or emergency purposes, each of the Fund and the Portfolio may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund or Portfolio, respectively, valued at market; and neither the Fund nor the Portfolio may purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively (taken at market value); and except that the Fund and the Portfolio may enter into options and futures transactions."

         b. The Board of Trustees recommends amending the above fundamental investment policies regarding borrowing for each Colonial Fund as set forth below. In addition to amending these policies to permit interfund borrowings, the Board of Trustees recommends amending these policies to permit each Colonial Fund to borrow up to 33 1/3% of its total assets. The Colonial Funds' current policies of limiting borrowings to 10% of assets and only for temporary or emergency purposes were adopted a number of years ago in response to certain regulatory requirements or business or industry conditions that no longer exist.

These proposed changes will not materially affect how the Colonial Funds are managed because the Funds will continue their policy of not leveraging their assets:
           "The Fund may borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."


2. Lending Policies, as Described Below:

         a. The Colonial Funds' current fundamental investment policies with respect to lending are as follows:

Each Colonial Fund's, with the exception of Colonial Global Utilities Fund, current fundamental investment policies with respect to lending is as follows:

           "The Fund may make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements."

         b. Colonial Global Utilities Fund's current fundamental investment policy with respect to lending is as follows:

           "The Fund may make loans to other persons except (a) through the lending of securities held by the Fund or the Portfolio, but not in excess of 30% of the total assets of the Fund or the Portfolio, respectively, or (b) through the purchase of debt securities in accordance with the respective investment policies of the Fund and the Portfolio."

The Board of Trustees recommends amending the above fundamental investment policy regarding lending for each Colonial Fund as set forth below. In addition to amending these policies to permit interfund lending, the Board of Trustees recommends amending these policies to permit the Colonial Funds to engage in securities lending without limitation. The Funds have no present intention of engaging in securities lending.

           "The Fund may make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements."

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH COLONIAL FUND VOTE FOR PROPOSAL 2.

                          REQUIRED VOTE FOR PROPOSAL 2

For each Colonial Fund, approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Colonial Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Colonial Fund or (2) 67% or more of the shares of the Colonial Fund present at the Meetings if more than 50% of the outstanding shares of the Colonial Fund are represented at the Meetings in person or by proxy.

PROPOSAL 3.   TO RECLASSIFY THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE
              PURCHASE OF ILLIQUID SECURITIES (Colonial High Yield Securities
              Fund, Colonial Income Fund, Colonial Intermediate U.S. Government
              Fund, The Colonial Fund, Colonial Federal Securities Fund,
              Colonial Global Equity Fund, Colonial International Horizons
              Fund, Colonial Tax-Exempt Fund, Colonial Tax-Exempt Insured Fund,
              Colonial High Yield Municipal Fund, Newport Japan Opportunities
              Fund, Newport Tiger Cub Fund, Newport Greater China Fund and
              Colonial Utilities Fund - herein referred to for purposes of this Proposal 3 as the "Colonial Funds").

Each Colonial Fund has adopted as a fundamental investment policy a limit (either 10% or 15%) on the amount of illiquid securities that may be held by the Colonial Fund. The policy was made a fundamental policy because of regulatory and business conditions at the time. With the passage of time and the change in regulatory standards, this policy is no longer required to be stated as a fundamental policy. Therefore, in order to simplify and modernize the Colonial Funds' fundamental investment policies, the Colonial Funds' Board of Trustees recommends reclassifying this policy as "non-fundamental". A non-fundamental investment policy may be changed by a Fund's Board of Trustees without shareholder approval.

Many of the Colonial Funds' fundamental investment policies on illiquid securities limit the Colonial Funds' investments in illiquid securities to 10% of assets. At the time these policies were adopted, this policy reflected the position of the SEC. However, several years ago the SEC modified this policy to permit open-end funds (other than money market funds) to invest up to 15% of their net assets in illiquid securities. Therefore, in order to achieve greater uniformity among all of the Colonial Mutual Funds, the Colonial Funds' Board of Trustees has approved increasing the permitted amount of illiquid assets the Colonial Funds' can invest in to 15% of a Fund's net assets. Although this change would allow the Colonial Funds greater investment flexibility, if the Colonial Funds increased their investments in illiquid securities, it could increase the Colonial Funds' level of investment risk due to the relative difficulty of disposing of illiquid securities.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH APPLICABLE COLONIAL FUND VOTE FOR PROPOSAL 3.

                          REQUIRED VOTE FOR PROPOSAL 3

For each Colonial Fund, approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Colonial Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Colonial Fund or (2) 67% or more of the shares of the Colonial Fund present at the Meetings if more than 50% of the outstanding shares of the Colonial Fund are represented at the Meetings in person or by proxy.

PROPOSAL 4.   TO AMEND THE FUNDAMENTAL INVESTMENT POLICY REGARDING
              DIVERSIFICATION (Colonial California Tax-Exempt Fund herein referred to as the "California Fund")

The California Fund was organized in 1986 as a diversified investment company under the 1940 Act. As a diversified fund the California Fund may not, with respect to 75% of its assets, invest more than 5% of its assets in a single company or own more than 10% of the securities of a single company. The California Fund was organized as a diversified fund because of marketing reasons and for the more favorable tax treatment under California law for diversified funds. However, there is no longer a tax reason favoring diversified funds because the California law which distinguished diversified funds from non-diversified funds has since been repealed. In addition, the marketing reasons in favor of a diversified fund no longer exist. The Board of Trustees recommends that the California Fund be changed from a diversified fund to a non-diversified fund which would increase management flexibility by allowing the Fund to take larger positions in issuers. CMA currently advises eight other state municipal funds, all of which are organized as non-diversified funds.

Because the California Fund's status as a diversified fund is a fundamental investment policy, this policy would need to be eliminated to effect this change. The current fundamental investment policy provides that the Fund may:

           "Not concentrate more than 25% of its total assets in any one industry [or with respect to 75% of total assets purchase any security (other than obligations of U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer]."

The Board of Trustees of the California Fund recommends that the bracketed language in the above policy be deleted.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE CALIFORNIA FUND VOTE FOR PROPOSAL 4.

                          REQUIRED VOTE FOR PROPOSAL 4

Approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the California Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the California Fund or (2) 67% or more of the shares of the California Fund present at the Meetings if more than 50% of the outstanding shares of the California Fund are represented at the Meetings in person or by proxy.

PROPOSAL      5. TO APPROVE POLICIES FOR A MASTER FUND/FEEDER FUND STRUCTURE
                 (Each Colonial Mutual Fund except for Colonial Global Utilities Fund, Colonial Municipal Money Market Fund, LFC Utilities Trust and Colonial Money Market Fund - herein referred to for purposes of this Proposal 5 as "Colonial Funds")

A. Overview of Master Fund/Feeder Fund Structure. "Master fund/feeder fund" refers to a structure in which a fund (a feeder fund) seeks to achieve its investment objective by investing all or substantially all of its assets in shares of, or interests in, another fund (the master fund) having a similar investment objective and policies as the feeder fund. The master fund, in turn, invests in individual securities. Typically, a master fund will have more than one feeder fund, with each feeder fund marketed to a particular class or classes of investors or through a different distribution channel. For example, shares of one feeder fund might be offered to individual investors, shares of another feeder fund to institutions, and shares of a third to retirement plans or their participants. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale. The diagram below compares each Colonial Fund's current structure to a typical master fund/feeder fund structure. CMA currently acts as administrator for three funds that utilize a master fund/feeder fund structure, Colonial Global Utilities Fund, Colonial Municipal Money Market Fund and Colonial Money Market Fund.

CURRENT STRUCTURE

Fund Shareholders

  ----------
  Individual
  Securities     Fund
  ----------

        MASTER FUND/FEEDER FUND STRUCTURE

Fund Shareholders     Other Feeder Fund Shareholders

----             -------------         -------------
Fund*             Other Feeder          Other Feeder
----                 Fund*                  Fund*
                 -------------         -------------

                 -------------
                  Individual
                  Securities     Master Fund
                 -------------

*Each feeder fund holds only interests in the master feeder

B. No Current Plans to Convert any of the Colonial Funds to a Master Fund/Feeder Fund Structure. The Board of Trustees has no present plans to convert any of the Colonial Funds to a master fund/feeder fund structure. However, in the future it may be advantageous for the Colonial Funds to be converted in order to obtain greater efficiencies. The Board of Trustees is proposing new disclosure to the Colonial Funds' Statements of Additional Information which would eliminate having to obtain a subsequent shareholder vote before implementing a conversion. This would eliminate the expenses and delays associated with subsequent shareholder meetings if any of the Colonial Funds wish to convert to a master fund/feeder fund structure. Any such conversions would need to be approved by the Board of Trustees and notification of the conversion would be provided to shareholders.

C. Management under a Master Fund/Feeder Fund Structure. The Colonial Funds would not be managed significantly differently under a master fund/feeder fund structure. The master fund in which the assets of the feeder fund would invest would have a similar investment objective and substantially the same investment policies as the feeder fund. Therefore, the master fund will invest in the same types of securities in which the feeder fund is authorized to invest.

D. Changes to Fundamental Investment Policies to Allow the Conversion to a Master Fund/Feeder Fund Structure. Currently, the Colonial Funds have fundamental investment policies that may not permit the Funds to organize as a master fund/feeder fund. The Board of Trustees recommends adding the following sentence to each Colonial Fund's Statement of Additional Information to clarify that the Funds may be organized as a master fund/feeder fund structure:

         "Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund."

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH COLONIAL FUND VOTE FOR PROPOSAL 5.

                          REQUIRED VOTE FOR PROPOSAL 5

For each Colonial Fund, approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Colonial Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Colonial Fund or (2) 67% or more of the shares of the Colonial Fund present at the Meetings if more than 50% of the outstanding shares of the Colonial Fund are represented at the Meetings in person or by proxy.

PART 3.       INFORMATION REGARDING VOTING AND SHAREHOLDER MEETINGS.

This section provides further information regarding the methods of voting and shareholder meetings.

In Parts 3 and 4, the following acronym codes will be used to identify the Colonial Mutual Funds:

------------------------------------------------------------------------------

            COLONIAL MUTUAL                         COLONIAL MUTUAL
CODE        FUND                        CODE        FUND
------------------------------------------------------------------------------
CAGF        Colonial Aggressive         CMMMF       Colonial Municipal Money
            Growth Fund                             Market Fund
------------------------------------------------------------------------------
CCATEF      Colonial California         CNYTEF      Colonial New York
            Tax-Exempt Fund                         Tax-Exempt Fund
------------------------------------------------------------------------------
CCTTEF      Colonial Connecticut        CNCTEF      Colonial North Carolina
            Tax-Exempt Fund                         Tax-Exempt Fund
------------------------------------------------------------------------------
CEIF        Colonial Equity Income      COHTEF      Colonial Ohio Tax-Exempt
            Fund                                    Fund
------------------------------------------------------------------------------
CFSF        Colonial Federal            CSVF        Colonial Select Value
            Securities Fund                         Fund
------------------------------------------------------------------------------

------------------------------------------------------------------------------

            COLONIAL MUTUAL                         COLONIAL MUTUAL
CODE        FUND                        CODE        FUND
------------------------------------------------------------------------------
CFLTEF      Colonial Florida            CSDUSGF     Colonial Short Duration
            Tax-Exempt Fund                         U.S. Government Fund
------------------------------------------------------------------------------
CGEF        Colonial Global Equity      CSCVF       Colonial Small Cap Value
            Fund                                    Fund
------------------------------------------------------------------------------
CGUF        Colonial Global Utilities   CSBF        Colonial Strategic
            Fund                                    Balanced Fund
------------------------------------------------------------------------------
CHYMF       Colonial High Yield         CSIF        Colonial Strategic
            Municipal Fund                          Income Fund
------------------------------------------------------------------------------
CHYSF       Colonial High Yield         CTEF        Colonial Tax-Exempt Fund
            Securities Fund
------------------------------------------------------------------------------
CIF         Colonial Income Fund        CTEIF       Colonial Tax-Exempt
                                                    Insured Fund
------------------------------------------------------------------------------
CITEF       Colonial Intermediate       CUSG&IF     Colonial U.S. Growth &
            Tax-Exempt Fund                         Income Fund
------------------------------------------------------------------------------
CIEF        Colonial International      CUF         Colonial Utilities Fund
            Equity Fund
------------------------------------------------------------------------------
CIHF        Colonial International      NGCF        Newport Greater China
            Horizons Fund                           Fund
------------------------------------------------------------------------------
CIUSGF      Colonial Intermediate       NJOF        Newport Japan
            U.S. Government Fund                    Opportunities Fund
------------------------------------------------------------------------------
CMATEF      Colonial Massachusetts      NTCF        Newport Tiger Cub Fund
            Tax-Exempt Fund
------------------------------------------------------------------------------
CMITEF      Colonial Michigan           SRATMGF     Stein Roe Advisor
            Tax-Exempt Fund                         Tax-Managed Growth Fund
------------------------------------------------------------------------------
CMNTEF      Colonial Minnesota          TCF         The Colonial Fund
            Tax-Exempt Fund
------------------------------------------------------------------------------
CMMF        Colonial Money Market Fund
------------------------------------------------------------------------------

A. Proxy Solicitation Methods. Shareholders of the Colonial Mutual Funds entitled to vote at the Meetings will receive proxy materials in the mail. The Funds have engaged the services of SCC to assist in the solicitation of proxies. As the date approaches, if your vote is not received, you may receive a call from SCC reminding you to exercise your right to vote. At this time, you may elect to vote your shares telephonically.


B. Proxy Solicitation Costs. The Colonial Mutual Funds will bear the cost of the solicitation which includes printing of proxy materials, mailing and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings. The cost of this assistance for each Colonial Mutual Fund is not expected to exceed the following:

------------------------------------------------------------------------------

CODE        SOLICITATION COST           CODE        SOLICITATION COST
------------------------------------------------------------------------------
CAGF           $   253.03              CMMMF           $   938.43
------------------------------------------------------------------------------
CCATEF          19,112.35              CNYTEF            5,886.40
------------------------------------------------------------------------------
CCTTEF           8,984.98              CNCTEF            1,811.32
------------------------------------------------------------------------------
CEIF               270.68              COHTEF            5,674.61
------------------------------------------------------------------------------

------------------------------------------------------------------------------

CODE        SOLICITATION COST           CODE        SOLICITATION COST
------------------------------------------------------------------------------
CFLTEF               $3,434.25          CSDUSGF          $    730.66
------------------------------------------------------------------------------
CGEF                  7,899.05          CSCVF              45,037.53
------------------------------------------------------------------------------
CGUF                 10,641.49          CSBF                9,341.94
------------------------------------------------------------------------------
CHYMF                10,697.38          CSIF               93,289.67
------------------------------------------------------------------------------
CHYSF                65,482.02          CTEF              155,422.60
------------------------------------------------------------------------------
CIF                   8,617.58          CTEIF              11,553.25
------------------------------------------------------------------------------
CITEF                 1,182.35          CUSG&IF            56,600.47
------------------------------------------------------------------------------
CIEF                    318.20          CUF                58,690.72
------------------------------------------------------------------------------
CIHF                  4,417.63          NGCF                2,614.14
------------------------------------------------------------------------------
CIUSGF               57,232.91          NJOF                  707.20
------------------------------------------------------------------------------
CMATEF               13,107.65          NTCF                  507.14
------------------------------------------------------------------------------
CMITEF                2,826.62          SRATMGF             9,828.25
------------------------------------------------------------------------------
CMNTEF                2,871.71          TCF                94,877.33
------------------------------------------------------------------------------
CMMF                 10,633.37
------------------------------------------------------------------------------

C. Record Date and Quorum. Shareholders of record at the close of business on August 21, 1998 (Record Date) will have one vote for each share held. Holders of 30% of the shares of each Colonial Mutual Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meetings. Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), it will have the effect of votes (a) present for purposes of determining a quorum for each proposal and (b) against proposals 2 through 5. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

D. Revoking Your Proxy. You may revoke your proxy at any time up until the voting results are announced at the Meetings. You may revoke your vote by writing to the Secretary of the Colonial Mutual Funds, Nancy L. Conlin, One Financial Center, 11th Floor, Boston, MA 02111-2621. You may also revoke your proxy by voting again by using one of the following four ways: (a) by accessing our Web site; (b) by using your enclosed proxy card; (c) by fax (not available for all shareholders; refer to the enclosed proxy insert) or (d) voting in person at the Meetings. You may also revoke your vote telephonically by calling SCC at 1-800-733-8481, ext. 400.

E. Shareholder Proposals. Proposals of shareholders which are intended to be considered for inclusion in the Colonial Mutual Funds' proxy statement must be received within a reasonable amount of time prior to any meetings. The Colonial Mutual Funds do not currently intend to hold shareholder meetings in 1999.

F. Annual/Semiannual Reports. Further information concerning a Colonial Mutual Fund is contained in its most recent Annual and/or Semiannual Report to Shareholders, which is obtainable free of charge by writing Colonial Management Associates, Inc. at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

G. Litigation. The Colonial Mutual Funds are not currently involved in any material litigation.

H. Other Matters. As of the date of this proxy statement, only the business mentioned in proposals 1 through 5 of the Notice of the Special Meetings of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meetings, your proxy shall be voted in accordance with the best judgement of the proxy holder(s).

PART 4.       FUND INFORMATION.

As of the Record Date, each Colonial Mutual Fund had the following outstanding shares of beneficial interest:

------------------------------------------------------------------------------

Colonial
Mutual                Outstanding           Outstanding            Outstanding
Fund                 Class A Shares       Class B Shares          Class C Shares
--------------------------------------------------------------------------------
CAGF                    268,758.135            26,771.041             26,771.041
--------------------------------------------------------------------------------
CCATEF               32,400,146.953        12,890,626.843            474,529.507
--------------------------------------------------------------------------------
CCTTEF               10,141,305.759        10,698,330.296             97,781.547
--------------------------------------------------------------------------------
CEIF                    288,525.965            28,435.352             28,435.352
--------------------------------------------------------------------------------
CFSF                 73,716,460.196         6,409,315.499            118,430.005
--------------------------------------------------------------------------------
CFLTEF                3,993,359.583         4,121,107.178             21,017.548
--------------------------------------------------------------------------------
CGEF                  3,283,932.027         5,802,351.659            128,008.496
--------------------------------------------------------------------------------
CGUF                 11,484,342.541           310,902.581             65,179.301
--------------------------------------------------------------------------------
CHYMF                 5,846,793.310        12,487,183.728            219,208.169
--------------------------------------------------------------------------------
CHYSF                82,049,942.693        73,989,961.320          3,672,214.503
--------------------------------------------------------------------------------
CIF                  18,269,799.767         5,900,175.384            244,639.951
--------------------------------------------------------------------------------
CITEF                 1,523,326.893         1,154,387.179             51,784.876
--------------------------------------------------------------------------------
CIEF                    424,522.196            26,635.440             26,635.440
--------------------------------------------------------------------------------
CIHF                  4,521,528.683         4,942,915.290            101,249.890
--------------------------------------------------------------------------------
CIUSGF               96,734,012.364        58,456,490.995            128,929.718
--------------------------------------------------------------------------------
CMATEF               22,327,495.855         7,360,884.297             68,850.387
--------------------------------------------------------------------------------
CMITEF                5,229,889.732         1,720,425.993            132,041.164
--------------------------------------------------------------------------------
CMNTEF                4,299,569.722         2,757,626.257             28,337.462
--------------------------------------------------------------------------------
CMMF                150,772,800.926        85,360.016.882          3,180,254.372
--------------------------------------------------------------------------------
CMMMF                15,251,195.851         1,072,264.491            176,361.970
--------------------------------------------------------------------------------
CNYTEF                7,448,504.056         7,128,138.527             54,119.317
--------------------------------------------------------------------------------
CNCTEF                2,146,629.410         2,240,399.282             31,122.425
--------------------------------------------------------------------------------
COHTEF                7,859,911.727         5,615,925.413             34,384.790
--------------------------------------------------------------------------------

------------------------------------------------------------------------------

Colonial
Mutual             Outstanding           Outstanding            Outstanding
Fund              Class A Shares        Class B Shares        Class C Shares
--------------------------------------------------------------------------------
CSVF                 18,490,619.364        14,118,058.996            519,225.129
--------------------------------------------------------------------------------
CSDUSGF                 715,214.819           465,440.836            188,174.998
--------------------------------------------------------------------------------
CSBF                  3,627,192.234         6,699,434.186            522,293.523
--------------------------------------------------------------------------------
CSIF                111,318,653.872       118,485,850.229          3,516,330.770
--------------------------------------------------------------------------------
CTEF                176,640,372.434        25,624,211.212             76,563.553
--------------------------------------------------------------------------------
CTEIF                20,159,120.312         4,425,468.506             45,914.890
--------------------------------------------------------------------------------
CUSG&IF              15,486,000.415        35,551,509.673          1,486,854.385
--------------------------------------------------------------------------------
CUF                  16,879,655.973        35,231,583.273             95,902.501
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Colonial        Outstanding      Outstanding      Outstanding      Outstanding
Mutual Fund       Class A          Class B          Class C          Class Z
                   Shares           Shares           Shares           Shares
-------------------------------------------------------------------------------
NGCF            5,004,104.686       261,047.301      70,002.288        7,629.129
--------------------------------------------------------------------------------
NJOF              339,565.273       714,699.634     219,804.196      165,847.083
--------------------------------------------------------------------------------
NTCF              958,051.647       842,983.120     199,875.970        6,545.056
--------------------------------------------------------------------------------
CSCVF          11,968,896.237    11,835,189.666   1,224,703.773      289,884.515
--------------------------------------------------------------------------------
TCF            91,107,248.464    62,431,087.372     499,010.594    2,091,027.073
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Colonial        Outstanding      Outstanding      Outstanding      Outstanding
Mutual Fund       Class A          Class B          Class C          Class E
                   Shares           Shares           Shares          Shares
--------------------------------------------------------------------------------
SRATMGF         3,225,374.095     8,339,535.697   1,361,774.224       49,241.939
--------------------------------------------------------------------------------

----------------------------------------------------------------
Colonial        Outstanding      Outstanding      Outstanding
Mutual Fund       Class F          Class G          Class H
                  Shares            Shares          Shares
----------------------------------------------------------------
SRATMGF            82,137.932       234,626.946     265,919.666
----------------------------------------------------------------


As of the Record Date, the following persons were known to own beneficially 5% or more of the applicable outstanding Class(es) of shares of the following Colonial Mutual Funds:

------------------------------------------------------------------------------

Colonial      Class                                                Percentage
Mutual        of                                  Number of         of Shares
Fund          Shares    Name and Address         Shares Owned        Owned
------------------------------------------------------------------------------
CHYSF         B & C     Merrill Lynch, Pierce    11,751,780.349(B)   15.88%
                        Fenner & Smith, Inc.     1,095,080.125(C)    29.82%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Colonial       Class                                              Percentage
Mutual         of                               Number of         of Shares
Fund           Shares   Name and Address        Shares Owned      Owned
------------------------------------------------------------------------------
CIF            B & C    Merrill Lynch, Pierce,  644,623.827 (B)   10.92%
                        Fenner & Smith, Inc.    181,145.502 (C)   74.04%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CIF            C        Colonial Management     16,293.420        6.66%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------------------------------------------------------------------------
CSIF           A, B     Merrill Lynch, Pierce,  8,984,359.812(A)  8.07%
               & C      Fenner & Smith, Inc.    9,592,148.088(B)  8.09%
                        4800 Deer Lake Drive E. 411,340.554 (C)   11.59%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
SRATMGF        A,B      Merrill Lynch, Pierce   308,011.429 (A)   9.54%
               & C      Fenner & Smith, Inc.    1,542,214.448(B)  18.49%
                        4800 Dear Lake Drive E. 238,904.005(C)    17.54%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
SRATMGF        E & F    Colonial Management     10,000.000(E)     20.30%
                        Associates, Inc.        10,000.000(F)     12.17%
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
SRATMGF        E        Benjamin Jacobs         4,943.796         10.03%
                        Advantage Plan Trust
                        1080 Saddlebrook Road
                        Mountainside, NJ 07092
------------------------------------------------------------------------------
SRATMGF        E        Cynthia Steinhauser     3,641.268         7.39%
                        Gift Plan Trust
                        4226 SW Vesta Street
                        Portland, OR 87219
------------------------------------------------------------------------------
SRATMGF        F        Brieana B. Jones        6,189.332         7.53%
                        Gift Plan Trust
                        16150 Isla Maria Circle
                        Moreno Valley, CA 92553
------------------------------------------------------------------------------
CMMF           A        Liberty Funds           13,158,913.420    8.72%
                        Distributor, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CMMF           A        Liberty Financial       16,661,643.040    11.05%
                        Companies, Inc.
                        600 Atlantic Avenue
                        Boston, MA 02110
------------------------------------------------------------------------------
CMMF           A        John A. McNeice, Jr.    8,018,863.120     5.31%
                        47 Green Street
                        Canton, MA 02021
------------------------------------------------------------------------------
CMMF           A        Centre Reinsurance LTD  7,792,471.210     5.16%
                        Crawford House
                        P.O. Box 2566
                        Hamilton HM KX
                        Bermuda
------------------------------------------------------------------------------

                                       26

Colonial       Class                                             Percentage
Mutual         of                              Number of         of Shares
Fund           Shares   Name and Address       Shares Owned      Owned
------------------------------------------------------------------------------
CMMF           C        Colonial Management     997,249.670       31.35%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CIUSGF         B & C    Merrill Lynch, Pierce   4,193,778.709(B)  7.17%
                        Fenner & Smith, Inc.    17,186.470(C)     13.33%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CIUSGF         C        Colonial Management     16,006.888        12.41%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CIUSGF         C        BA Investment           15,356.177        11.91%
                        Services, Inc.          12,273.633        9.51%
                        185 Berry Street
                        San Francisco, CA
                        94107
------------------------------------------------------------------------------
CIUSGF         C        James Keith TTEE        13,485.412        10.45%
                        Keith Family
                        Living Trust
                        1 Thompson Ave. W.
                        W. St. Paul, MN 55118
------------------------------------------------------------------------------
CIUSGF         C        BankBoston NA Cust.     8,336.742         6.46%
                        Margaret Cappella IRA
                        95 Leland Avenue
                        Columbus, OH 43214
------------------------------------------------------------------------------
CSDUSGF        A        Transport Insurance     96,838.927        13.53%
                        Company
                        Trust Account
                        4100 Harry Hines
                        Dallas, TX 75219
------------------------------------------------------------------------------
CSDUSGF        A        Arban & Carosi Inc.     103,446.476       14.46%
                        13800 Dawson
                        Beach Road
                        Woodbridge, VA 22191
------------------------------------------------------------------------------
CSDUSGF        A        BA Investment           50,571.943        7.07%
                         Services, Inc.
                        185 Berry Street
                        San Francisco, CA
                        94107
------------------------------------------------------------------------------
CSDUSGF        B & C    Merrill Lynch, Pierce   104,413.906(B)    22.43%
                        Fenner & Smith, Inc.    25,689.315(C)     13.65%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CSDUSGF        C        St Marys Hospital       68,122.561        36.20%
                        Physicians
                        Practice Fund
                        56 Franklin Street
                        Waterbury, CT 06706
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Colonial       Class                                              Percentage
Mutual         of                               Number of         of Shares
Fund           Shares   Name and Address        Shares Owned      Owned
------------------------------------------------------------------------------
CSDUSGF        C        Colonial Management     31,250.903        16.60%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
NJOF           A, B &   Merrill Lynch, Pierce   31,662.375(A)     9.32%
               C        Fenner & Smith, Inc,    199,685.718(B)    27.93%
                        4800 Deer Lake Drive    51,997.244(C)     23.65%
                        Jacksonville, FL
                        32246
------------------------------------------------------------------------------
NJOF           A, C     Liberty Financial       25,060.488(A)     7.38%
               & Z      Companies, Inc.         25,061.236(C)     11.40%
                        600 Atlantic Avenue     125,301.438(Z)    75.55%
                        Boston, MA 02110
------------------------------------------------------------------------------
NJOF           C        Donaldson Lufkin        11,949.525        5.43%
                        Jenrette
                        Securities Corp. Inc.
                        P.O. Box 2052
                        Jersey City, NJ 07303
------------------------------------------------------------------------------
NJOF           C        PaineWebber FBO         11,298.351        5.14%
                        Sean W. Martin &
                        Alison L. Martin
                        22 Swettenham Road
                        Singapore 248109
                        Singapore
------------------------------------------------------------------------------
NJOF           Z        Thomas C. Theobald      23,446.974        14.13%
                        222 West Adams Street
                        Chicago, IL 60606
------------------------------------------------------------------------------
NJOF           Z        Harold W. Cogger        9,055.208         5.45%
                        P.O. Box 418
                        Hamilton, MA 01936
------------------------------------------------------------------------------
NGCF           A, B     Merrill Lynch, Pierce   1,126,276.476(A)  22.50%
               & C      Fenner & Smith Inc.     95,078.931(B)     36.42%
                        4800 Dear Lake Drive E. 24,557.593(C)     35.08%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
NGCF           C & Z    Colonial Management     7,533.814(C)      10.76%
                        Associates, Inc.        7,540.555(Z)      98.83%
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
NGCF           C        PaineWebber FBO         4,931.920         7.04%
                        Nancy P. Howland
                        551 E. Evergreen Ave.
                        Wyndmoor, PA 19038
------------------------------------------------------------------------------
NTCF           A, B     Merrill Lynch, Pierce   69,829.387(A)     7.28%
               & C      Fenner & Smith, Inc.    113,826.492(B)    13.50%
                        4800 Deer Lake Drive E. 32,929.426(C)     16.47%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Colonial       Class                                             Percentage
Mutual         of                               Number of        of Shares
Fund           Shares   Name and Address        Shares Owned     Owned
------------------------------------------------------------------------------
NTCF           C        PaineWebber FBO          78,475.336        39.26%
                        Paul W. Kinney &
                        E. Yukiko Kinney
                        100 B Plantation Drive
                        Titusville, FL 32780
------------------------------------------------------------------------------
NTCF           Z        BankBoston NA            1,070.641         16.35%
                        Custodian
                        Robert B. Cameron
                        Rollover IRA
                        6 Robertson Terrace
                        Mill Valley, CA 94941
------------------------------------------------------------------------------
NTCF           Z        BankBoston NA            822.199           12.56%
                        Custodian
                        Thomas F. Keleher IRA
                        3045 Corrales Road
                        Corrales, NM 87048
------------------------------------------------------------------------------
NTCF           Z        Thomas R. Tuttle &       664.011           10.14%
                        Sylvia C. Tuttle TTEE
                        Tuttle Revocable Trust
                        440 Davis Court
                        San Francisco, CA
                        94111
------------------------------------------------------------------------------
NTCF           Z        US Clearing Corp.        514.403           7.85%
                        26 Broadway
                        New York, NY 10004
------------------------------------------------------------------------------
NTCF           Z        BankBoston NA            432.923           6.61%
                        Custodian
                        Lindsay Cook IRA
                        48 Arapahoe Road
                        Newton, MA 02165
------------------------------------------------------------------------------
NTCF           Z        Gretchen C. Keleher      413.650           6.32%
                        3045 Corrales Road
                        Corrales, NM 87048
------------------------------------------------------------------------------
NTCF           Z        Peter D. Keleher         411.523           6.28%
                        3045 Corrales Road
                        Corrales, NM 87048
------------------------------------------------------------------------------
TCF            C        Merrill Lynch, Pierce    42,934.067        8.60%
                        Fenner & Smith, Inc.
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
TCF            Z        Liberty Northwest        1,274,245.264     60.93%
                        Insurance Corp.
                        825 N.E. Multnomah St.
                        Portland, OR 97232
------------------------------------------------------------------------------
TCF            Z        The Colonial Group, Inc. 573,388.702       27.42%
                        Profit-Sharing Plan
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------

                                       29

------------------------------------------------------------------------------

Colonial       Class                                             Percentage
Mutual         of                              Number of         of Shares
Fund           Shares   Name and Address       Shares Owned      Owned
------------------------------------------------------------------------------
TCF            Z        Charles Schwab & Co.    243,136.706       11.62%
                        Inc. Cust.
                        101 Montgomery Street
                        San Francisco, CA
                        94104-4122
------------------------------------------------------------------------------
CFSF           A, B     Merrill Lynch, Pierce   5,152,378.447(A)  6.98%
               & C      Fenner & Smith, Inc.    902,046.326(B)    14.07%
                        4800 Deer Lake Drive E. 15,845.426(C)     13.37%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CFSF           C        Dental Laboratory       20,376.048        17.20%
                        Assoc. of the State
                        of New York
                        1 Barstow Road
                        Great Neck, NY 11021
------------------------------------------------------------------------------
CFSF           C        BA Investment           18,399.678        15.53%
                        Services, Inc.
                        185 Berry Street
                        San Francisco, CA
                        94107
------------------------------------------------------------------------------
CFSF           C        Colonial Management     9,864.494         8.32%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CFSF           C        Rick D. Bullis &        6,912.442         5.83%
                        Diane J. Bullis JTWROS
                        524 North 6th Street
                        St. Clair, MI 48079
------------------------------------------------------------------------------
CGEF           B & C    Merrill Lynch, Pierce   882,172.083(B)    15.20%
                        Fenner & Smith, Inc.    15,361.873(C)     12.00%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CGEF           C        Colonial Management     7,278.907         5.68%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CGEF           C        BA Investment           6,601.739         5.15%
                        Services, Inc.
                        185 Berry Street
                        San Francisco, CA
                        94107
------------------------------------------------------------------------------
CIHF           A        Charles Schwab & Co.    245,077.803       5.42%
                        Inc. Cust.
                        101 Montgomery Street
                        San Francisco, CA
                        94104-4122
------------------------------------------------------------------------------
CIHF           B & C    Merrill Lynch,          686,080.302(B)    13.88%
                        Pierce, Fenner &        17,647.229(C)     17.42%
                        Smith, Inc.
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Colonial       Class                                              Percentage
Mutual         of                               Number of         of Shares
Fund           Shares   Name and Address        Shares Owned      Owned
------------------------------------------------------------------------------
CIHF           C        Colonial Management     9,015.797         8.90%
                        Associates, Inc.        7,695.886         7.60%
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CSVF           B & C    Merrill Lynch, Pierce   901,137.300(B)    6.38%
                        Fenner & Smith, Inc.    148,044.122(C)    28.51%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CSVF           C        Banc One Securities     36,256.399        6.98%
                        Corp.
                        FBO The One Select
                        Portfolio
                        733 Greencrest Drive
                        Westerville, OH 43081
------------------------------------------------------------------------------
CSBF           A        Sales Marketing         211,599.802       5.83%
                        Services Inc.
                        P.O. Box 516
                        Metairie, LA 70004
------------------------------------------------------------------------------
CGUF           B & C    Merrill Lynch, Pierce   28,630.477(B)     9.20%
                        Fenner & Smith, Inc.    10,016.435(C)     15.36%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CGUF           B        Maxine A. Smith &       16,605.703        5.34%
                        S.M. Ciaramitaro
                        Ronald J. Smith Marital
                        Trust
                        7115 Carriage Creek Dr.
                        Washington TWP, MI
                        48094-2808
------------------------------------------------------------------------------
CGUF           C        Colonial Management     27,633.426        42.39%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CGUF           C        PaineWebber CDN FBO     5,862.836         8.99%
                        PaineWebber C/F
                        Burgess IRA
                        P.O. Box 3321
                        Weehawken, NJ 07087
------------------------------------------------------------------------------
CHYMF          B & C    Merrill Lynch, Pierce   1,584,557.070(B)  12.68%
                        Fenner & Smith, Inc.    103,223.282(C)    47.08%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CHYMF          C        Lehman Brothers Inc.   51,228.657         23.36%
                        P.O. Box 29198
                        Brooklyn, NY 11202
------------------------------------------------------------------------------
CITEF          A, B     Merrill Lynch, Pierce   119,637.925(A)    7.85%
               & C      Fenner & Smith, Inc.    91,232.129(B)     7.90%
                        4800 Deer Lake Drive E. 12,376.000(C)     23.89%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Colonial       Class                                             Percentage
Mutual         of                              Number of         of Shares
Fund           Shares   Name and Address       Shares Owned      Owned
------------------------------------------------------------------------------
CITEF          A        Stein Roe Services Inc. 246,894.342       16.20%
                        1 South Wacker Drive
                        Chicago, IL
                        60606-4614
------------------------------------------------------------------------------
CITEF          C        Colonial Management     13,086.218        25.27%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CITEF          C        PaineWebber FBO         13,440.000        25.95%
                        Miriam Fish Reisman
                        15 October Drive
                        Weston, CT 06883-1507
------------------------------------------------------------------------------
CITEF          C        Robert J. Morehead      12,531.328        24.19%
                        Dorothy L. Morehead
                        721 McIntyre Road
                        Minden, LA 71055
------------------------------------------------------------------------------
CTEF           B & C    Merrill Lynch, Pierce   1,794,885.090(B)   7.00%
                        Fenner & Smith, Inc.    9,781.308(C)      12.77%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CTEF           C        Richard E. Fox           27,091.049       35.38%
                        & Ann B. Fox
                        764 53rd Street
                        Oakland, CA 94609
------------------------------------------------------------------------------
CTEF           C        Colonial Management      7,557.895         9.87%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CTEF           C        BA Investment            8,948.670        11.68%
                        Services, Inc.
                        185 Berry Street
                        San Francisco, CA 94107
------------------------------------------------------------------------------
CTEF           C        Jean P. Rodney            4,752.982        6.20%
                        102 Howard Road
                        West Chester, PA 19380
------------------------------------------------------------------------------
CTEIF          B        Merrill Lynch, Pierce   229,670.077        5.18%
                        Fenner & Smith, Inc.
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CTEIF          C        Colonial Management     12,293.937        26.77%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CTEIF          C        Josephine Taylor        11,876.485        25.86%
                        327 Liberty Boulevard
                        Phillipsburg, NJ 08865
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Colonial       Class                                             Percentage
Mutual         of                               Number of        of Shares
Fund           Shares   Name and Address        Shares Owned     Owned
------------------------------------------------------------------------------
CTEIF          C        BA Investment           6,913.721         15.05%
                        Services, Inc.
                        185 Berry Street
                        San Francisco, CA
                        94107
------------------------------------------------------------------------------
CTEIF          C        Don C. Fisher &         3,769.329         8.20%
                        Colleen Fisher JTWROS
                        P.O. Box 701
                        Jackson, WY 83001
------------------------------------------------------------------------------
CTEIF          C        Joseph P. Connelly      3,297.998         7.18%
                        560 Blanning Drive
                        Dallas, TX 75218
------------------------------------------------------------------------------
CTEIF          C        Edward D. Jones & Co.   2,965.199         6.45%
                        F/A/O Wilma I.
                        Engebretson
                        P.O. Box 2500
                        Maryland Heights, MO
                        63043-8500
------------------------------------------------------------------------------
CMMMF          A        Prudential Securities   2,363,321.940     15.49%
                        FBO Jeff Filmore
                        4 Technology Drive
                        Peabody, MA 01960
------------------------------------------------------------------------------
CMMMF          A        Gretchen Henstorf       786,711.620       5.15%
                        1217 3rd Avenue West
                        Seattle, WA 98119
------------------------------------------------------------------------------
CMMMF          B        RSBCO                   214,910.970       20.04%
                        FBO Julianne F. Cole
                        P.O. Drawer 1410
                        Ruston, LA 71273-1410
------------------------------------------------------------------------------
CMMMF          B        Alan Baker Co.          128,422.070       11.97%
                        160 Sylvester Road
                        South San Francisco,
                        CA 94080-6014
------------------------------------------------------------------------------
CMMMF          B        Charles R. Matties &    94,190.420        8.78%
                        Laura B. Matties
                        84 Overbrook Road
                        West Hartford, CT
                        06107
------------------------------------------------------------------------------
CMMMF          B        John F. Milan &         75,924.060        7.08%
                        Cheryl L. Milan
                        2165  Willow Circle
                        Shelby Township, MI
                        48316
------------------------------------------------------------------------------
CMMMF          C        PJH Prime Account       31,271.510        17.73%
                        Steven J. Kalscheur
                        3234 Valley Spring Rd.
                        Mount Horeb, WI 53572
------------------------------------------------------------------------------

                                       33

-------------------------------------------------------------------------------
Colonial       Class                                             Percentage
Mutual         of                              Number of         of Shares
Fund           Shares   Name and Address       Shares Owned      Owned
------------------------------------------------------------------------------
CMMMF          C        Donaldson Lufkin       38,996.650        22.11%
                        Jenrette Securities
                        Corp. Inc.
                        P.O. Box 2052
                        Jersey City, NJ 07303
------------------------------------------------------------------------------
CMMMF          C        Colonial Management    102,543.260       58.14%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CUF            A, B     Merrill Lynch, Pierce, 1,000,818.794(A)  5.92%
               & C      Fenner & Smith, Inc.   5,992,972.756(B)  17.01%
                        4800 Deer Lake Drive E.14,634.957(C)     15.26%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CUF            C        Colonial Management    6,295.479         6.56%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CUF            C        Donaldson Lufkin       6,072.705         6.33%
                        Jenrette Securities    5,709.326         5.95%
                        Corp. Inc.
                        P.O. Box 2052
                        Jersey City, NJ 07303
------------------------------------------------------------------------------
CUF            C        PJH Prime Account      7,171.097         7.47%
                        Mary Ann Ressmeyer
                        18579 St Mellion Place
                        Eden Prairie, MN 55347
------------------------------------------------------------------------------
CCATEF         A, B     Merrill Lynch, Pierce, 2,617,583.770(A)  8.07%
               & C      Fenner & Smith, Inc.   871,458.932(B)    6.76%
                        4800 Deer Lake Drive E.35,673.522(C)     7.51%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CCATEF         C        BA Investment           40,916.389        8.62%
                        Services, Inc.          39,903.925        8.40%
                        185 Berry Street        37,333.242        7.86%
                        San Francisco, CA       26,662.708        5.61%
                        94107                   26,438.537        5.57%
                                                26,420.187        5.56%
------------------------------------------------------------------------------
CCTTEF         A, B     Merrill Lynch, Pierce   1,235,225.072(A)  12.17%
               & C      Fenner & Smith, Inc.    1,943,060.293(B)  18.16%
                        4800 Deer Lake Drive E. 29,338.185(C)     30.00%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CCTTEF         C        Colonial Management     13,556.661        13.86%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CCTTEF         C        PaineWebber FBO         17,624.021        18.02%
                        Linda R. Brill
                        715 Den Road
                        Stamford, CT 06903
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Colonial       Class                                              Percentage
Mutual         of                               Number of         of Shares
Fund           Shares   Name and Address        Shares Owned      Owned
------------------------------------------------------------------------------
CCTEF          C        John Gaetano            13,737.741        14.04%
                        91 Atwater Avenue
                        Derby, CT 06478
------------------------------------------------------------------------------
CFLTEF         A & B    Merrill Lynch, Pierce,  650,307.966(A)    16.28%
                        Fenner & Smith, Inc.    776,118.168(B)    18.83%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CFLTEF         C        Colonial Management     13,565.242        64.54%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CFLTEF         C        Dorothy C. Fisher &     6,486.306         30.86%
                        Harry F. Fisher, Jr.
                        1048 Main Street
                        Sebastian, FL 32958
------------------------------------------------------------------------------
CMATEF         A & C    Merrill Lynch, Pierce,  1,155,493.771(A)  5.17%
                        Fenner & Smith, Inc.    12,597.645(C)     18.29%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CMATEF         C        Colonial Management     13,120.182        19.05%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CMATEF         C        Sybil N. Wetzler &      10,773.730        15.64%
                        Teresa A. Wetzler-Finn
                        & Steven A. Finn TTEE
                        5 Tallyho Lane
                        Andover, MA 01810
------------------------------------------------------------------------------
CMATEF         C        Teresa A. Wetzler-Finn  9,218.398         13.38%
                        & Lawrence A. Wetzler
                        5 Tallyho Lance
                        Andover, MA 01810
------------------------------------------------------------------------------
CMATEF         C        Robert G. Mitchell &    6,080.962         8.83%
                        Marilyn N. Mitchell
                        P.O. Box 1154
                        South Chatham, MA
                        02659
------------------------------------------------------------------------------
CMATEF         C        Sybil N. Wetzler &      4,658.533         6.76%
                        Teresa A. Wetzler-Finn
                        5 Tallyho Lane
                        Andover, MA 01810
------------------------------------------------------------------------------
CMATEF         C        Donaldson Lufkin        3,747.583         5.44%
                        Jenrette Securities
                        Corporation Inc.
                        P.O. Box 2052
                        Jersey City, NJ 07303
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Colonial      Class                                               Percentage
Mutual        of                                Number of         of Shares
Fund          Shares    Name and Address        Shares Owned      Owned
------------------------------------------------------------------------------
CMITEF         A & B    Merrill Lynch, Pierce,  592,930.797(A)    11.33%
                        Fenner & Smith, Inc.    428,744.155(B)    24.92%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246

------------------------------------------------------------------------------
CMITEF         C        Colonial Management     14,538.568        11.01%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CMITEF         C        Kozak Distributors Inc. 71,431.535        54.09%
                        11500 Conant
                        Hamtramck, MI 48212
------------------------------------------------------------------------------
CMITEF         C        Mary Petrucella         18,319.863        13.87%
                        Tod James M. Petrucella
                        Tod Jeff Peterucella
                        4457 Lutz Drive
                        Warren, MI 48092
------------------------------------------------------------------------------
CMITEF         C        Alphonse C. Degrez      8,412.829         6.37%
                        Antoinette P. Degrez
                        28349 Bohn Street
                        Roseville, MI 48066
------------------------------------------------------------------------------
CMNTEF         B & C    Merrill Lynch, Pierce   237,673.776(B)    8.61%
                        Fenner & Smith, Inc.    3,801.085(C)      13.41%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CMNTEF         C        Colonial Management     14,175.668        50.02%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CMNTEF         C        Luella C. Bellomo       7,591.084         26.78%
                        1857 Eagle Ridge Drive
                        St Paul, MN 55118
------------------------------------------------------------------------------
CMNTEF         C        SAI Shouachai Lee &     2,059.361         7.26%
                        Joua Xiong Lee
                        256 W George Street
                        St Paul, MN 55107
------------------------------------------------------------------------------
CNYTEF         A & B    Merrill Lynch, Pierce   1,048,728.121(A)  14.07%
                        Fenner & Smith, Inc.    1,397,994.655(B)  19.61%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CNYTEF         C        Milan Svilar            18,255.281        33.73%
                        6443 Fitchett Street
                        Rego Park, NY 11379
------------------------------------------------------------------------------
CNYTEF         C        J.C. Bradford & Co .    13,661.202        25.24%
                        Cust. FBO Nancy
                        Panuccio
                        330 Commerce Street
                        Nashville, TN 37201
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Colonial       Class                                             Percentage
Mutual         of                              Number of         of Shares
Fund           Shares   Name and Address       Shares Owned      Owned
------------------------------------------------------------------------------
CNYTEF         C        Marie T. Wright        6,977.572         12.89%
                        300 East 34th Street
                        New York, NY 10016
------------------------------------------------------------------------------
CNYTEF         C        Colonial Management    14,417.715        26.64%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CNCTEF         A        Frank M. Drendel       174,599.291       8.13%
                        330 17th Avenue NW
                        Hickory, NC 28601
------------------------------------------------------------------------------
CNCTEF         B        Merrill Lynch,         166,391.821       7.42%
                        Pierce, Fenner & Smith, Inc.
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CNCTEF         C        Colonial Management    14,216.840        45.68%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CNCTEF         C        Wheat, First           7,528.400         24.18%
                        Securities, Inc.
                        Patricia T. Arnold &
                        John T. Arnold
                        7616 Wellesley Park N.
                        Raleigh, NC 27615
------------------------------------------------------------------------------
CNCTEF         C        PaineWebber FBO        5,241.365         16.84%
                        Ronald W. Mann
                        112 Black Oak Place
                        Chapel Hill, NC 27514
------------------------------------------------------------------------------
CNCTEF         C        PaineWebber FBO        3,460.417         11.11%
                        Matt Lynch &
                        Lynda N. Lynch
                        1428 Mountainview
                        Road
                        North Wilkesboro, NC
                        28659-8027
------------------------------------------------------------------------------
COHTEF         A, B     Merrill Lynch, Pierce  565,202.560(A)    7.19%
               & C      Fenner & Smith, Inc.   352,970.135(B)    6.28%
                        4800 Deer Lake Drive E.3,887.343(C)      11.30%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
COHTEF         C        Colonial Management    13,778.015        40.07%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
COHTEF         C        Ruth Ann Black TTEE    12,936.611        37.62%
                        750 Ashley Drive
                        Chillicothe, OH 45601
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Colonial       Class                                              Percentage
Mutual         of                               Number of         of Shares
Fund           Shares   Name and Address        Shares Owned      Owned
------------------------------------------------------------------------------
COHTEF         C        Lova R. Woods           3,782.821         11.00%
                        Leo Woods
                        232 Columbis Avenue
                        Chillicothe, OH 45601
------------------------------------------------------------------------------
CAGF           A, B     Keyport Life            267,599.468(A)    99.56%
               & C      Insurance Company       26,771.041(B)     100.00%
                        125 High Street         26,771.041(C)     100.00%
                        Boston, MA 02101
------------------------------------------------------------------------------
CEIF           A, B     Keyport Life            288,150.421(A)    99.86%
               & C      Insurance Company       28,435.352(B)     100.00%
                        125 High Street         28,435.352(C)     100.00%
                        Boston, MA 02101
------------------------------------------------------------------------------
CIEF           A, B     Colonial Management     424,522.196(A)    100.00%
               & C      Associates, Inc.        26,635.440(B)     100.00%
                        One Financial Center    26,635.440(C)     100.00%
                        Boston, MA 02111
------------------------------------------------------------------------------
CSCVF          A, B     Merrill Lynch, Pierce,  5,927,255.122(A)  49.52%
               & C      Fenner & Smith, Inc.    1,971,674.075(B)  16.65%
                        4800 Deer Lake Drive E. 464,750.694(C)    37.94%
                        Jacksonville, FL 32246
------------------------------------------------------------------------------
CSCVF          Z        The Colonial Group, Inc.187,436.422       64.65%
                        Profit-Sharing Plan
                        One Financial Center
                        Boston, MA 02111
------------------------------------------------------------------------------
CSCVF          Z        Charles Schwab & Co.    102,203.103       35.25%
                        Inc. Cust.
                        101 Montgomery Street
                        San Francisco, CA
                        94104-4122
------------------------------------------------------------------------------
CUSG&IF        B & C    Merrill Lynch, Pierce   2,538,243.580(B)  7.13%
                        Fenner & Smith, Inc.    119,366.980(C)    8.02%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
------------------------------------------------------------------------------

The following table sets forth certain information about the executive officers of each Colonial Mutual Fund:

Executive Officer  Office with the Colonial Mutual Funds; Year of Election as
Name & Age         Principal Occupation (1)               Executive Officer
----------         ------------------------               -----------------
Stephen E. Gibson  President of the Colonial Mutual Funds         1998
(44)               since June, 1998; President, Chief
                   Executive Officer and Director,
                   Colonial Management Associates, Inc.
                   (Adviser) and The Colonial Group, Inc.
                   (TCG) since December, 1996; Chairman
                   of the Board and Director, Liberty
                   Funds Distributor, Inc. since
                   December, 1996 (formerly Managing
                   Director of Marketing, Putnam
                   Investments from June, 1992 to July,
                   1996).

Davey S. Scoon     Vice President of the Colonial Mutual          1993
(51)               Funds since June, 1993; Executive Vice
                   President since July, 1993 and Director
                   since March, 1985 of the Adviser
                   (formerly Senior Vice President and
                   Treasurer from March, 1985 to July,
                   1993); Executive Vice President and
                   Chief Operating Officer of TCG since
                   March, 1995 (formerly Vice President
                   - Finance and Administration and
                   Treasurer from November, 1985 to
                   March, 1995).

Timothy J. Jacoby  Treasurer and Chief Financial Officer          1996
(43)               of the Colonial Mutual Funds since
                   October, 1996 (formerly Controller
                   and Chief Accounting Officer from
                   October, 1997 to February, 1998);
                   Senior Vice President of the Adviser
                   since September, 1996 (formerly Senior
                   Vice President, Fidelity Accounting
                   and Custody Services from September,
                   1993 to August, 1990 and Assistant
                   Treasurer to Fidelity Group of Funds
                   from August, 1990 to September, 1993).

Executive Officer  Office with the Colonial Mutual Funds; Year of Election as
Name & Age         Principal Occupation (1)               Executive Officer
----------         ------------------------               -----------------
J. Kevin           Controller and Chief Accounting                1998
Connaughton        Officer of the Colonial Mutual Funds
(33)               since February, 1998; Vice President
                   of the Adviser since February, 1998
                   (formerly Senior Tax Manager, Coopers
                   & Lybrand, LLP from April, 1996 to
                   January, 1998; Vice President, 440
                   Financial Group/First Data Investor
                   Services Group from March, 1994 to
                   April, 1996; Vice President, The
                   Boston Company (subsidiary of Mellon
                   Bank) from December, 1993 to March,
                   1994; Assistant Vice President and Tax
                   Manager, Mellon Bank from March, 1992
                   to December, 1993).

Nancy L. Conlin    Secretary of the Colonial Mutual Funds         1998
(44)               since April, 1998 (formerly Assistant
                   Secretary from July, 1994 to April, 1998);
                   Director, Senior Vice President, General
                   Counsel, Secretary and Clerk of the
                   Adviser since April, 1998 (formerly Vice
                   President, Counsel, Assistant Secretary
                   and Assistant Clerk from July, 1994 to
                   April, 1998), Vice President - Legal,
                   General Counsel and Clerk of TCG since
                   April, 1998 (formerly Assistant Clerk from
                   July, 1994 to April, 1998).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

As of the Record Date, the executive officers and the current Board of Trustees as a group were known to beneficially own less than 1% of each of the outstanding Class(es) of shares of each of the Colonial Mutual Funds.

The current Board of Trustees received the following compensation from each Colonial Mutual Fund as of each Fund's fiscal year end and for the calendar year ended December 31, 1997:

-----------------------------------------------------------------------------
COLONIAL
MUTUAL
FUND            CFSF      CFSF      CIUSGF    CSDUSGF   NJOF      NGCF
-----------------------------------------------------------------------------
Fiscal Year
End            10/31/96   8/31/97(1)8/31/97   8/31/97   8/31/97   8/31/97
-----------------------------------------------------------------------------
Trustee:
-----------------------------------------------------------------------------
Mr. Birnbaum    $5,874    $4,236    $5,295     $719      $570     $44
-----------------------------------------------------------------------------
Mr. Bleasdale    6,562(2)  4,833(3)  6,041(4)   828(5)   582(6)   61(7)
-----------------------------------------------------------------------------
Ms. Collins      5,534     4,232     5,296      719      571      44
-----------------------------------------------------------------------------
Mr. Grinnell     5,894     4,272(8)  5,343(9)   727(10)  576(11)  45
-----------------------------------------------------------------------------
Mr. Lowry        5,998     4,266     5,342      726      576      45
-----------------------------------------------------------------------------
Mr. Mayer        5,776     4,046     5,062      688      537      37
-----------------------------------------------------------------------------
Mr. Moody        6,728(12) 4,465(13) 5,585(14)  758(15)  592(16)  46(17)
-----------------------------------------------------------------------------
Mr. Neuhauser    5,971     4,282     5,359      726      576      45
-----------------------------------------------------------------------------
Mr. Sullivan     6,407     4,526     5,663      722      609      48
-----------------------------------------------------------------------------

--------
(1) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.

(2)  Includes $2,962 payable in later years as deferred compensation.

(3)  Includes $2,801 payable in later years as deferred compensation

(4)  Includes $3,491 payable in later years as deferred compensation.

(5)  Includes $484 payable in later years as deferred compensation.

(6)  Includes $311 payable in later years as deferred compensation.

(7)  Includes $46 payable in later years as deferred compensation.

(8)  Includes $348 payable in later years as deferred compensation.

(9)  Includes $437 payable in later years as deferred compensation.

(10) Includes $57 payable in later years as deferred compensation.

(11) Includes $44 payable in later years as deferred compensation.

(12) Total compensation of $6,728 payable in later years as deferred compensation.

(13) Total compensation of $4,465 payable in later years as deferred compensation.

(14) Total compensation of $5,585 payable in later years as deferred compensation.

(15) Total compensation of $758 payable in later years as deferred compensation.

(16) Total compensation of $592 payable in later years as deferred compensation.

(17) Total compensation of $46 payable in later years as deferred compensation.

--------------------------------------------------------------------------
COLONIAL
MUTUAL
FUND             NTCF       SRATMGF      CGUF        TCF         CGEF
--------------------------------------------------------------------------
Fiscal Year
End              8/31/97    10/31/97(18) 10/31/97(19) 10/31/97   10/31/97
--------------------------------------------------------------------------
Trustee:
--------------------------------------------------------------------------
Mr. Birnbaum     $588       $465         $1,402       $5,741     $1,109
--------------------------------------------------------------------------
Mr. Bleasdale     680(20)    548(21)      1,588(22)    6,517(23)    579(24)
--------------------------------------------------------------------------
Ms. Collins       589        465          1,403        5,743      1,108
--------------------------------------------------------------------------
Mr. Grinnell      595(25)    471(26)      1,412(27)    6,076(28)  1,119(29)
--------------------------------------------------------------------------
Mr. Lowry         595        471          1,412        5,783      1,121
--------------------------------------------------------------------------
Mr. Mayer         553        448          1,345        5,491      1,062
--------------------------------------------------------------------------
Mr. Moody         611(30)    482(31)      1,471(32)    6,005(33)  1,160(34)
--------------------------------------------------------------------------
Mr. Neuhauser     594        471          1,417        5,801      1,119
--------------------------------------------------------------------------
Mr. Sullivan      628        505          1,493        6,102      1,179
--------------------------------------------------------------------------

-------
(18) Trustee fee information for the Fund is for the period December 31, 1996 through October 31, 1997.

(19) Includes compensation paid by LFC Utilities Trust, in which all of the Funds' assets are invested.

(20) Includes $402 payable in later years as deferred compensation.

(21) Includes $202 payable in later years as deferred compensation.

(22) Includes $857 payable in later years as deferred compensation.

(23) Includes $3,524 payable in later years as deferred compensation.

(24) Includes $579 payable in later years as deferred compensation.

(25) Includes $45 payable in later years as deferred compensation.

(26) Includes $8 payable in later years as deferred compensation.

(27) Includes $73 payable in later years as deferred compensation.

(28) Includes $292 payable in later years as deferred compensation.

(29) Includes $131 payable in later years as deferred compensation.

(30) Total compensation of $611 payable in later years as deferred compensation.

(31) Includes $307 payable in later years as deferred compensation.

(32) Total compensation of $1,471 payable in later years as deferred compensation.

(33) Total compensation of $6,005 payable in later years as deferred compensation.

(34) Total compensation of $1,160 payable in later years as deferred compensation.

----------------------------------------------------------------------
COLONIAL
MUTUAL
FUND            CIHF       CSVF       CSBF       CHYMF      CITEF
----------------------------------------------------------------------
Fiscal Year
End             10/31/97  10/31/97    10/31/97   11/30/97   11/30/97
----------------------------------------------------------------------
Trustee:
----------------------------------------------------------------------
Mr. Birnbaum    $  985    $2,394      $1,098     $1,442     $  837
----------------------------------------------------------------------
Mr. Bleasdale    1,116(35) 2,721(36)   1,247(37)  1,635(38)    948(39)
----------------------------------------------------------------------
Ms. Collins        984     2,391       1,099      1,442        838
----------------------------------------------------------------------
Mr. Grinnell       993(40) 2,411(41)   1,106(42)  1,517(43)    884(44)
----------------------------------------------------------------------
Mr. Lowry          994     2,411       1,106      1,456        843
----------------------------------------------------------------------
Mr. Mayer          944     2,291       1,053      1,382        805
----------------------------------------------------------------------
Mr. Moody        1,032(45) 2,506(46)   1,149(47)  1,510(48)    879(49)
----------------------------------------------------------------------
Mr. Neuhauser      993     2,418       1,110      1,456        845
----------------------------------------------------------------------
Mr. Sullivan     1,049     2,545       1,169      1,536        888
----------------------------------------------------------------------

-------
(35) Includes $602 payable in later years as deferred compensation.

(36) Includes $1,466 payable in later years as deferred compensation.

(37) Includes $673 payable in later years as deferred compensation.

(38) Includes $882 payable in later years as deferred compensation.

(39) Includes $511 payable in later years as deferred compensation.

(40) Includes $119 payable in later years as deferred compensation.

(41) Includes $241 payable in later years as deferred compensation.

(42) Includes $55 payable in later years as deferred compensation.

(43) Includes $72 payable in later years as deferred compensation.

(44) Includes $42 payable in later years as deferred compensation.

(45) Total compensation of $1,032 payable in later years as deferred compensation.

(46) Total compensation of $2,506 payable in later years as deferred compensation.

(47) Total compensation of $1,149 payable in later years as deferred compensation.

(48) Total compensation of $1,510 payable in later years as deferred compensation.

(49) Total compensation of $879 payable in later years as deferred compensation.

---------------------------------------------------------------------
COLONIAL
MUTUAL
FUND              CTEF        CTEIF     CUF       CHYSF     CIF
---------------------------------------------------------------------
Fiscal Year
End               11/30/97    11/30/97  11/30/97  12/31/97  12/31/97
---------------------------------------------------------------------
Trustee:
---------------------------------------------------------------------
Mr. Birnbaum      $12,271     $1,634    $4,554    $4,376    $1,347
---------------------------------------------------------------------
Mr. Bleasdale     13,858(50)  1,852(51) 6,478(52)  4,582(53) 1,398(54)
---------------------------------------------------------------------
Ms. Collins       12,270      1,632     4,658      4,374     1,348
---------------------------------------------------------------------
Mr. Grinnell      12,981(55)  1,732(56) 4,816(57)  4,411(58) 1,490(59)
---------------------------------------------------------------------
Mr. Lowry         12,368      1,650     4,569      4,415     1,356
---------------------------------------------------------------------
Mr. Mayer         11,755      1,566     4,369      4,185     1,289
---------------------------------------------------------------------
Mr. Moody         12,880(60)  1,712(61) 4,785(62)  4,580(63) 1,412(64)
---------------------------------------------------------------------
Mr. Neuhauser     12,402      1,651     4,607      4,421     1,361
---------------------------------------------------------------------
Mr. Sullivan      13,039      1,738     4,846      4,654     1,433
---------------------------------------------------------------------

-------
(50) Includes $7,478 payable in later years as deferred compensation.

(51) Includes $1,000 payable in later years as deferred compensation.

(52) Includes $4,096 payable in later years as deferred compensation.

(53) Includes $2,291 payable in later years as deferred compensation.

(54) Includes $699 payable in later years as deferred compensation.

(55) Includes $612 payable in later years as deferred compensation.

(56) Includes $81 payable in later years as deferred compensation.

(57) Includes $226 payable in later years as deferred compensation.

(58) Includes $440 payable in later years as deferred compensation.

(59) Includes $137 payable in later years as deferred compensation.

(60) Total compensation of $12,880 payable in later years as deferred compensation.

(61) Total compensation of $1,712 payable in later years as deferred compensation.

(62) Total compensation of $4,785 payable in later years as deferred compensation.

(63) Total compensation of $4,580 payable in later years as deferred compensation.

(64) Total compensation of $1,412 payable in later years as deferred compensation.

-------------------------------------------------------------------------

COLONIAL
MUTUAL
FUND              CSIF       CCATEF     CCTTEF     CFLTEF     CMATEF
-------------------------------------------------------------------------
Fiscal Year
End               12/31/97   1/31/98    1/31/98    1/31/98    1/31/98
-------------------------------------------------------------------------
Trustee:
-------------------------------------------------------------------------
Mr. Birnbaum      $6,531     $2,350     $1,468     $1,086     $2,187
-------------------------------------------------------------------------
Mr. Bleasdale      6,826(65)  2,334(66)  1,496(67)  1,107(68) 1,850(69)
-------------------------------------------------------------------------
Ms. Collins        6,531      2,351      1,469      1,088      2,188
-------------------------------------------------------------------------
Mr. Grinnell       7,243(70)  2,462(71)  1,599(72)  1,181(73)  2,210(74)
-------------------------------------------------------------------------
Mr. Lowry          6,587      2,369      1,483      1,096      2,211
-------------------------------------------------------------------------
Mr. Mayer          6,252      2,262      1,413      1,047      2,116
-------------------------------------------------------------------------
Mr. Moody          6,840(75)  2,466(76)  1,538(77)  1,140(78)  2,290(79)
-------------------------------------------------------------------------
Mr. Neuhauser      6,603      2,377      1,481      1,098      2,215
-------------------------------------------------------------------------
Mr. Sullivan       6,950      2,519      1,571      1,159      2,362
-------------------------------------------------------------------------

-------

(65) Includes $3,413 payable in later years as deferred compensation.

(66) Includes $1,251 payable in later years as deferred compensation.

(67) Includes $801 payable in later years as deferred compensation.

(68) Includes $592 payable in later years as deferred compensation.

(69) Includes $987 payable in later years as deferred compensation.

(70) Includes $657 payable in later years as deferred compensation.

(71) Includes $192 payable in later years as deferred compensation.

(72) Includes $116 payable in later years as deferred compensation.

(73) Includes $86 payable in later years as deferred compensation.

(74) Includes $151 payable in later years as deferred compensation.

(75) Total compensation of $6,840 payable in later years as deferred compensation.

(76) Total compensation of $2,466 payable in later years as deferred compensation.

(77) Total compensation of $1,538 payable in later years as deferred compensation.

(78) Total compensation of $1,140 payable in later years as deferred compensation.

(79) Total compensation of $2,290 payable in later years as deferred compensation.

-------------------------------------------------------------------------
COLONIAL
MUTUAL
FUND              CMITEF     CMNTEF      CNYTEF     CNCTEF     COHTEF
-------------------------------------------------------------------------
Fiscal Year
End               1/31/98    1/31/98     1/31/98    1/31/98    1/31/98
-------------------------------------------------------------------------
Trustee:
-------------------------------------------------------------------------
Mr. Birnbaum      $1,731     $1,063      $1,263     $  992     $1,350
-------------------------------------------------------------------------
Mr. Bleasdale      1,051(80)  1,058(81)   1,264(82)  1,077(83)  1,304(84)
-------------------------------------------------------------------------
Ms. Collins        1,731      1,061       1,267        991      1,350
-------------------------------------------------------------------------
Mr. Grinnell       1,845(85)  1,156(86)   1,379(87)  1,077(88)  1,467(89)
-------------------------------------------------------------------------
Mr. Lowry          1,755      1,070       1,276      1,000      1,363
-------------------------------------------------------------------------
Mr. Mayer          1,690      1,019       1,219        956      1,299
-------------------------------------------------------------------------
Mr. Moody          1,808(90)  1,111(91)   1,329(92)  1,039(93)  1,415(94)
-------------------------------------------------------------------------
Mr. Neuhauser      1,759      1,075       1,281      1,005      1,367
-------------------------------------------------------------------------
Mr. Sullivan       1,893      1,138       1,356      1,061      1,449
-------------------------------------------------------------------------

--------
(80) Includes $560 payable in later years as deferred compensation.

(81) Includes $565 payable in later years as deferred compensation.

(82) Includes $675 payable in later years as deferred compensation.

(83) Includes $521 payable in later years as deferred compensation.

(84) Includes $694 payable in later years as deferred compensation.

(85) Includes $89 payable in later years as deferred compensation.

(86) Includes $84 payable in later years as deferred compensation.

(87) Includes $102 payable in later years as deferred compensation.

(88) Includes $76 payable in later years as deferred compensation.

(89) Includes $103 payable in later years as deferred compensation.

(90) Total compensation of $1,808 payable in later years as deferred compensation.

(91) Total compensation of $1,111 payable in later years as deferred compensation.

(92) Total compensation of $1,329 payable in later years as deferred compensation.

(93) Total compensation of $1,039 payable in later years as deferred compensation.

(94) Total compensation of $1,415 payable in later years as deferred compensation.

--------------------------------------------------------------------------------
COLONIAL
MUTUAL
FUND              CMMMF        CAGF        CEIF         CIEF         CSCVF
--------------------------------------------------------------------------------
Fiscal Year
End               6/30/98      6/30/98     6/30/98      6/30/98      6/30/98
--------------------------------------------------------------------------------
Trustee:
--------------------------------------------------------------------------------
Mr. Birnbaum      $825       $  762      $  762       $  795       $2,612
--------------------------------------------------------------------------------
Mr. Bleasdale      936(95)      858(96)     858(97)      897(98)    2,899(99)
--------------------------------------------------------------------------------
Ms. Collins        809          747         747          780        2,539
--------------------------------------------------------------------------------
Mr. Grinnell       830(100)     763(101)    764(102)     799(103)   2,568(104)
--------------------------------------------------------------------------------
Mr. Lowry          830          764         764          799        2,568
--------------------------------------------------------------------------------
Mr. Mayer          783          723         723          754        2,498
--------------------------------------------------------------------------------
Mr. Moody          867(105)     778(106)    778(107)     815(108)   2,668(109)
--------------------------------------------------------------------------------
Mr. Neuhauser      852          785         783          819        2,675
--------------------------------------------------------------------------------
Mr. Sullivan       919          848         848          886        2,740
--------------------------------------------------------------------------------

--------

(95) Includes $482 payable in later years as deferred compensation.

(96) Includes $446 payable in later years as deferred compensation.

(97) Includes $446 payable in later years as deferred compensation.

(98) Includes $467 payable in later years as deferred compensation.

(99) Includes $1,433 payable in later years as deferred compensation.

(100)Includes $42 payable in later years as deferred compensation.

(101)Includes $37 payable in later years as deferred compensation.

(102)Includes $37 payable in later years as deferred compensation.

(103)Includes $40 payable in later years as deferred compensation.

(104)Includes $103 payable in later years as deferred compensation.

(105)Total compensation of $867 payable in later years as deferred compensation.

(106)Total compensation of $778 payable in later years as deferred compensation.

(107)Total compensation of $778 payable in later years as deferred compensation.

(108)Total compensation of $815 payable in later years as deferred compensation.

(109)Total compensation of $2,668 payable in later years as deferred compensation.

-------------------------------------------------------------------------
                                             TOTAL COMPENSATION PAID
COLONIAL                                     FROM COLONIAL FUNDS COMPLEX
MUTUAL                                       TO THE BOARD OF TRUSTEES FOR
FUND              CUSGIF         CMMF        THE CALENDAR YEAR ENDED
-------------------------------------------------------------------------
Fiscal Year
End               6/30/98        6/30/98     12/31/97110(111)
-------------------------------------------------------------------------
Trustee:
-------------------------------------------------------------------------
Mr. Birnbaum       $3,465        $1,476      $ 93,949
-------------------------------------------------------------------------
Mr. Bleasdale       3,922(112)    1,676(113)  106,432(114)
-------------------------------------------------------------------------
Ms. Collins         3,380         1,461        93,949
-------------------------------------------------------------------------
Mr. Grinnell        3,468(115)    1,496(116)   94,698(117)
-------------------------------------------------------------------------
Mr. Lowry           3,469         1,496       101,445
-------------------------------------------------------------------------
Mr. Mayer           3,297         1,413        94,698
-------------------------------------------------------------------------
Mr. Moody           3,566(118)    1,527(119)   98,447(120)
-------------------------------------------------------------------------
Mr. Neuhauser       3,545         1,528        99,945
-------------------------------------------------------------------------
Mr. Sullivan        3,682         1,618       101,445
-------------------------------------------------------------------------

--------

(110)The Colonial Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees.

(111)At December 31, 1997, the Colonial Mutual Funds complex consisted of 39 open-end and 5 closed-end management investment company portfolios.

(112)Includes $2,002 payable in later years as deferred compensation.

(113)Includes $866 payable in later years as deferred compensation.

(114)Includes $57,454 payable in later years as deferred compensation.

(115)Includes $155 payable in later years as deferred compensation.

(116)Includes $76 payable in later years as deferred compensation.

(117)Includes $4,797 payable in later years as deferred compensation.

(118)Total compensation of $3,566 payable in later years as deferred compensation.

(119)Total compensation of $1,527 payable in later years as deferred compensation.

(120)Total compensation of $98,447 payable in later years as deferred compensation.

The following table sets forth the compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and the Liberty All-Star Growth Fund, Inc. (together, Liberty Funds) for service during the calendar year ended December 31, 1997:

-----------------------------------------------------------------------------
                                   Total Compensation Paid To The Trustees
                                   From the Liberty Funds For The Calendar
Trustee                            Year Ended December 31, 1997(121)
-----------------------------------------------------------------------------
Robert J. Birnbaum                 $26,800
-----------------------------------------------------------------------------
James E. Grinnell                   26,800
-----------------------------------------------------------------------------
Richard W. Lowry                    26,800
-----------------------------------------------------------------------------

The following table sets forth the compensation paid to Mr. Macera and Dr. Stitzel in their capacities as Trustees of Liberty Variable Investment Trust (Trust), which offers nine funds: Colonial Growth and Income Fund, Variable Series, Stein Roe Global Utilities Fund, Variable Series, Colonial International Fund for Growth, Variable Series, Colonial U.S. Stock Fund, Variable Series, Colonial Strategic Income Fund, Variable Series, Newport Tiger Fund, Variable Series, Liberty All-Star Equity Fund, Variable Series, Colonial Small Cap Value Fund, Variable Series and Colonial High Yield Securities Fund, Variable Series, for serving during the fiscal year ended December 31, 1997:

------------------------------------------------------------------------------------
                                                     Total Compensation From the
                                                     Trust and Investment
                               Aggregate 1997        Companies which are Series of
Trustee                        Compensation(122)     the Trust in 1997(123)
------------------------------------------------------------------------------------
Salvatore Macera                $12,500               $33,500
------------------------------------------------------------------------------------
Dr. Thomas E. Stitzel            12,500               33,500
------------------------------------------------------------------------------------

--------
(121)The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

(122)Consists of Trustee fees in the amount of (i) a $5,000 annual retainer,
     (ii) a $1,500 meeting fee for each meeting attended in person and (iii) a $500 meeting fee for each telephone meeting.

(123)Includes Trustee fees paid by the Trust and by Stein Roe Variable Investment Trust.

                             PLEASE VOTE PROMPTLY
                         *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Nancy L. Conlin, Stephen E.
Gibson, Timothy J. Jacoby and Davey S. Scoon each of them proxies of the signers, with power of substitution to vote at the Special Meetings of Shareholders to be held at Boston, Massachusetts, on Friday, October 30, 1998, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

COLONIAL CALIFORNIA TAX-EXEMPT FUND



BANKBOSTON NA TTEE
KEY PRO SERVICES
401K RETIREMENT PLAN
A/C ROBERT R POTVIN
6 HERITAGE DRIVE
HOOKSETT NH 03106-2141






PLEASE READ BOTH SIDES OF THIS CARD
VOTE TODAY!

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Items below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1. Elect the Board of Trustees (Item 1 of the Notice).

Robert J. Birnbaum            Salvatore Macera
Tom Bleasdale                 James L. Moody, Jr.
John Carberry                 John J. Neuhauser
Lora S. Collins               Thomas E. Stitzel
James E. Grinnell             Robert L. Sullivan
Richard W. Lowry              Anne-Lee Verville
William E. Mayer

For All                                                            For All
Nominees                        Withhold                            Except

|  |                              |  |                               |  |

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.

2. To approve or disapprove amending fundamental investment policies regarding borrowing and lending (Item 2 of the Notice)

For                       Against                            Abstain

|  |                        |  |                               |  |

3. To approve or disapprove amending the fundamental investment limitation regarding diversification (Item 4 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |


4. To approve or disapprove policies for a master fund/feeder fund structure (Item 5 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |





MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE BELOW    |  |

----------------------------------------

----------------------------------------


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s) _____________________         Date ___________________________

                              PLEASE VOTE PROMPTLY
                         *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Nancy L. Conlin, Stephen E.
Gibson, Timothy J. Jacoby and Davey S. Scoon each of them proxies of the signers, with power of substitution to vote at the Special Meetings of Shareholders to be held at Boston, Massachusetts, on Friday, October 30, 1998, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

COLONIAL GLOBAL UTILITIES TRUST
COLONIAL MONEY MARKET TRUST
COLONIAL MUNICIPAL MONEY MARKET TRUST
LFC UTILITIES TRUST


BANKBOSTON NA TTEE
KEY PRO SERVICES
401K RETIREMENT PLAN
A/C ROBERT R POTVIN
6 HERITAGE DRIVE
HOOKSETT NH 03106-2141




PLEASE READ BOTH SIDES OF THIS CARD
VOTE TODAY!

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1. Elect the Board of Trustees (Item 1 of the Notice).

Robert J. Birnbaum            Salvatore Macera
Tom Bleasdale                 James L. Moody, Jr.
John Carberry                 John J. Neuhauser
Lora S. Collins               Thomas E. Stitzel
James E. Grinnell             Robert L. Sullivan
Richard W. Lowry              Anne-Lee Verville
William E. Mayer

For All                                                            For All
Nominees                        Withhold                            Except

|  |                              |  |                               |  |

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE BELOW    |  |

----------------------------------------

----------------------------------------


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s) _____________________         Date ___________________________

                             PLEASE VOTE PROMPTLY
                         *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Nancy L. Conlin, Stephen E.
Gibson, Timothy J. Jacoby and Davey S. Scoon each of them proxies of the signers, with power of substitution to vote at the Special Meetings of Shareholders to be held at Boston, Massachusetts, on Friday, October 30, 1998, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

COLONIAL STRATEGIC INCOME FUND
COLONIAL SELECT VALUE FUND
COLONIAL AGGRESSIVE GROWTH FUND
COLONIAL INTERNATIONAL EQUITY FUND
COLONIAL EQUITY INCOME FUND
COLONIAL SMALL CAP VALUE FUND
COLONIAL MASSACHUSETTS TAX-EXEMPT FUND
COLONIAL MINNESOTA TAX-EXEMPT FUND
COLONIAL MICHIGAN TAX-EXEMPT FUND
COLONIAL OHIO TAX-EXEMPT FUND
COLONIAL NEW YORK TAX-EXEMPT FUND
COLONIAL NORTH CAROLINA TAX-EXEMPT FUND
COLONIAL CONNECTICUT TAX-EXEMPT FUND
COLONIAL INTERMEDIATE TAX-EXEMPT FUND
COLONIAL FLORIDA TAX-EXEMPT FUND
COLONIAL STRATEGIC BALANCED FUND
COLONIAL SHORT DURATION U.S. GOVERNMENT FUND
COLONIAL U.S. GROWTH & INCOME FUND
STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND

BANKBOSTON NA TTEE
KEY PRO SERVICES
401K RETIREMENT PLAN
A/C ROBERT R POTVIN
6 HERITAGE DRIVE
HOOKSETT NH 03106-2141






PLEASE READ BOTH SIDES OF THIS CARD
VOTE TODAY!

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Items below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1. Elect the Board of Trustees (Item 1 of the Notice).

Robert J. Birnbaum            Salvatore Macera
Tom Bleasdale                 James L. Moody, Jr.
John Carberry                 John J. Neuhauser
Lora S. Collins               Thomas E. Stitzel
James E. Grinnell             Robert L. Sullivan
Richard W. Lowry              Anne-Lee Verville
William E. Mayer

For All                                                            For All
Nominees                        Withhold                            Except

|  |                              |  |                               |  |

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.

2. To approve or disapprove amending fundamental investment policies regarding borrowing and lending (Item 2 of the Notice)

For                       Against                            Abstain

|  |                        |  |                               |  |


3. To approve or disapprove policies for a master fund/feeder fund structure (Item 5 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |





MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE BELOW    |  |

----------------------------------------

----------------------------------------


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s) _____________________         Date ___________________________

                              PLEASE VOTE PROMPTLY
                         *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Nancy L. Conlin, Stephen E.
Gibson, Timothy J. Jacoby and Davey S. Scoon each of them proxies of the signers, with power of substitution to vote at the Special MeetingS of Shareholders to be held at Boston, Massachusetts, on Friday, October 30, 1998, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

COLONIAL INCOME FUND
THE COLONIAL FUND
COLONIAL HIGH YIELD SECURITIES FUND
COLONIAL TAX-EXEMPT FUND
COLONIAL UTILITIES FUND
COLONIAL FEDERAL SECURITIES FUND
COLONIAL TAX-EXEMPT INSURED FUND
COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND
COLONIAL GLOBAL EQUITY FUND
COLONIAL INTERNATIONAL HORIZONS FUND
COLONIAL HIGH YIELD MUNICIPAL FUND
NEWPORT JAPAN OPPORTUNITIES FUND
NEWPORT TIGER CUB FUND
NEWPORT GREATER CHINA FUND



BANKBOSTON NA TTEE
KEY PRO SERVICES
401K RETIREMENT PLAN
A/C ROBERT R POTVIN
6 HERITAGE DRIVE
HOOKSETT NH 03106-2141






PLEASE READ BOTH SIDES OF THIS CARD
VOTE TODAY!

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Items below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1. Elect the Board of Trustees (Item 1 of the Notice).

Robert J. Birnbaum            Salvatore Macera
Tom Bleasdale                 James L. Moody, Jr.
John Carberry                 John J. Neuhauser
Lora S. Collins               Thomas E. Stitzel
James E. Grinnell             Robert L. Sullivan
Richard W. Lowry              Anne-Lee Verville
William E. Mayer

For All                                                            For All
Nominees                        Withhold                            Except

|  |                              |  |                               |  |

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.

2. To approve or disapprove amending fundamental investment policies regarding borrowing and lending (Item 2 of the Notice)

For                       Against                            Abstain

|  |                        |  |                               |  |

3. To approve or disapprove reclassifying the fundamental investment policy regarding the purchase of illiquid securities (Item 3 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |


4. To approve or disapprove policies for a master fund/feeder fund structure (Item 5 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |





MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE BELOW    |  |

----------------------------------------

----------------------------------------


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s) _____________________         Date ___________________________